UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☒   Filed by a party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
SCYNEXIS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SCYNEXIS, INC.
1 Evertrust Plaza, 13th Floor
Jersey City, New Jersey, 07302
(201) 884-5485
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 19, 2024
Dear Stockholder:
You are cordially invited to attend the 2024 Annual Meeting of Stockholders of SCYNEXIS, Inc., a Delaware corporation. The meeting will be held on June 19, 2024, at 9:30 a.m., Eastern time. The annual meeting will be a virtual meeting of stockholders, which will be conducted only via a live audio webcast. Instructions on how to participate in the annual meeting and demonstrate proof of stock ownership are posted at www.virtualshareholdermeeting.com/SCYX2024. The annual meeting will be held for the following purposes:
1.	To elect the SCYNEXIS Board of Directors’ seven nominees as directors to serve until the 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualified.
2.
To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm of SCYNEXIS for the fiscal year ending December 31, 2024.

3.	To vote, on an advisory basis, on the compensation paid to SCYNEXIS’s named executive officers.
4.	To approve the SCYNEXIS, Inc. 2024 Equity Incentive Plan.
5.	To conduct any other business properly brought before the meeting.
These items of business are more fully described in the proxy statement accompanying this Notice.
The record date for the annual meeting was April 22, 2024. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.
You will only be able to attend the virtual annual meeting by using your 16-digit control number provided on the Notice of Internet Access and Availability, or the proxy card or voter instruction form, you receive to enter the annual meeting. Therefore, it is important to retain your copy of your Notice of Internet Access and Availability or proxy card or voter instruction form you receive to enable you to gain access to the virtual annual meeting.
Whether or not you are able to attend the annual meeting, it is important that your shares be represented. We have provided in the accompanying proxy statement instructions on how to vote your shares. Please vote as soon as possible.
A list of SCYNEXIS stockholders of record will be open for examination by any stockholder beginning ten days prior to the meeting at our corporate headquarters located at 1 Evertrust Plaza, 13th Floor, Jersey City, New Jersey, 07302. If you would like to view the list, please contact our Corporate Secretary to schedule an appointment by calling (201) 884-5485 or writing to him at the address above. In addition, the list will be available for inspection by stockholders on the virtual meeting website during the meeting.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 19, 2024, at 9:30 a.m. Eastern time at www.virtualshareholdermeeting.com/SCYX2024.

The proxy statement and annual report to stockholders are available at www.proxyvote.com
The Board of Directors recommends that you vote FOR each of the SCYNEXIS Board of Directors’ seven nominees as directors as set forth in Proposal 1, and FOR each of Proposals 2, 3 and 4, in each case as identified above.
By Order of the Board of Directors

/s/ Scott Sukenick
Scott Sukenick Corporate Secretary and Chief Legal Officer Jersey City, New Jersey
April 25, 2024
You are cordially invited to attend the meeting online. Whether or not you expect to attend the meeting, please vote over the telephone or on the internet as instructed in these materials, or complete, date, sign and return the enclosed proxy, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still vote online if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you should contact that record holder for instructions on how to vote your shares.

SCYNEXIS, Inc.
1 Evertrust Plaza, 13th Floor
Jersey City, New Jersey, 07302
(201) 884-5485
PROXY STATEMENT FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

JUNE 19, 2024
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 19, 2024, at 9:30 a.m. Eastern time at www.virtualshareholdermeeting.com/SCYX2024. The proxy statement and annual report to stockholders are available at www.proxyvote.com
Meeting Agenda
Proposal No.	Proposal	Board Vote Recommendation
1	Election of the SCYNEXIS Board of Directors’ seven nominees as directors to serve until the 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualified	For each SCYNEXIS director nominee

2
Ratification of the selection, by the Audit Committee of the Board of Directors, of Deloitte & Touche LLP as the independent registered public accounting firm of SCYNEXIS, Inc. for its fiscal year ending December 31, 2024
For

3	Advisory approval of the compensation of our named executive officers as disclosed in this proxy statement	For

4	Approval of the SCYNEXIS, Inc. 2024 Equity Incentive Plan	For
On or about April 25, 2024, we intend to first mail to most of our stockholders at the close of business on the Record Date a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of the proxy materials and make this proxy statement and the form of proxy available. The Notice contains instructions on how to access those documents over the internet. The Notice also contains instructions on how to request a paper copy of our proxy materials, including this proxy statement, our 2023 Annual Report and a form of proxy card or voting instruction card. All stockholders who do not receive a Notice will receive a paper copy of the proxy materials by mail. We believe that this process will allow us to provide our stockholders with the information they need in a timelier manner, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.

i

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why am I receiving these materials?
The Board of SCYNEXIS, Inc. is soliciting your proxy to vote at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournments or postponements thereof. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. The Annual Meeting will be held on Wednesday, June 19, 2024, at 9:30 a.m. Eastern time. We will be hosting the Annual Meeting via live webcast on the Internet. Any stockholder can listen to and participate in the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/SCYX2024. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return a proxy card, or follow the instructions below or in the Notice described below to submit your proxy over the telephone or the internet.
Why did I receive a Notice in the mail regarding the availability of proxy materials on the internet?
We are pleased to take advantage of rules of the Securities and Exchange Commission (the “SEC”) that allow companies to furnish their proxy materials over the internet. We intend to first mail a Notice of Internet Availability of Proxy Materials (the “Notice”) and make this proxy statement and the form of proxy available to stockholders on or about April 25, 2024. To those that we do not send a Notice, we will send a full set of proxy materials, which include this proxy statement and an annual report to stockholders, on or about the same date. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form or electronically by email on an ongoing basis. A stockholder’s election to receive proxy materials by mail or email will remain in effect until the stockholder terminates it.
Will I receive any other proxy materials by mail?
If we send you a Notice, we may (but are not required to) send you a proxy card, along with a second Notice, on or after May 9, 2024.
How do I attend the Annual Meeting?
The Annual Meeting will be held on Wednesday, June 19, 2024, at 9:30 a.m. Eastern time. Information on how to vote at the Annual Meeting is discussed below. We will be hosting the Annual Meeting live via the Internet. You will not be able to attend the Annual Meeting in person. Any stockholder can listen to and participate in the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/SCYX2024. The Annual Meeting webcast will begin promptly at 9:30 a.m. Eastern time. We expect online check-in to begin at 9:15 a.m. Eastern time, and you should allow ample time for the check-in procedures. We designed the format of the Annual Meeting to ensure that our stockholders who attend the Annual Meeting virtually will be afforded the same rights and opportunities to participate as they would at an in-person meeting.
A list of SCYNEXIS stockholders of record will be open for examination by any stockholder beginning ten days prior to the meeting at our corporate headquarters located at 1 Evertrust Plaza, 13th Floor, Jersey City, New Jersey, 07302. If you would like to view the list, please contact our Corporate Secretary to schedule an appointment by calling (201) 884-5485 or writing to him at the address above. In addition, the list will be available for inspection by stockholders on the virtual meeting website during the meeting.
What do I need in order to be able to participate in the Annual Meeting?
You will need the 16-digit control number included on your Notice of Internet Access and Availability or proxy card or voting instruction form or included in the email to you if you received the proxy materials by email in order to be able to vote your shares or submit questions during the Annual Meeting. Instructions on how to connect to the Annual Meeting and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/SCYX2024. If you do not have your 16-digit control number, you will be able to access and listen to the Annual Meeting but you will not be able to vote your shares or submit questions during the Annual Meeting. We will have technicians ready to assist you with any technical difficulties you may have in accessing the virtual meeting or submitting questions. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on April 22, 2024, will be entitled to vote at the Annual Meeting. On this record date, there were 37,779,796 shares of common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If on April 22, 2024, your shares were registered directly in your name with SCYNEXIS’s transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. Whether or not you plan to attend the meeting, we urge you to fill out and return your proxy card or vote by proxy over the telephone or on the internet as instructed in the Notice of Internet Access and Availability or below to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on April 22, 2024, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the proxy materials are being sent to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account, as provided in your voting instruction form. You are also invited to attend the Annual Meeting. Many stockholders of record will provide you with a 16-digit control number via email or in your voting instruction form in order to attend and vote your shares at the Annual Meeting. If you wish to vote your shares at the Annual Meeting, please contact your broker, bank, or other agent for instructions on how to vote your shares.
What am I voting on?
There are four matters scheduled for a vote:
•	Election of our Board of Directors’ seven nominees as directors to serve until the 2025 annual meeting of stockholders and until their successors are duly elected and qualified;
•
Ratification of the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm of SCYNEXIS, Inc. for its fiscal year ending December 31, 2024;

•	Advisory approval of the compensation of our named executive officers as disclosed in this proxy statement; and
•	Approval of the SCYNEXIS, Inc. 2024 Equity Incentive Plan.
What if another matter is properly brought before the Annual Meeting?
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the Notice of Internet Access and Availability or the proxy card to vote on those matters in accordance with their best judgment.
How do I vote?
You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are as follows:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote your shares at the Annual Meeting. If you do not wish to vote your shares at the Annual Meeting or you will not be attending the Annual Meeting, you may vote by proxy, by telephone or over the internet. To vote by proxy on the internet, go to www.proxyvote.com to complete an electronic proxy card. To vote by proxy by telephone, dial 1-800-690-6903, the toll-free number shown on the proxy card, and follow the recorded instructions. Alternatively, you may complete, sign, and return the proxy card you may have received using the envelope provided with the proxy card. If you vote by proxy over the phone or the internet, you will be asked to provide the control number from the Notice of Internet Access and Availability or proxy card. If you vote by proxy, your vote must be received by 11:59 p.m. Eastern Time on June 18, 2024, to be counted.
We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers.
Beneficial Owner: Shares Registered in the Name of Broker, Bank or other Agent
If you are a beneficial owner of shares held in street name, you should have received a voting instruction form from the broker, bank or other nominee that is the record owner of your shares rather than from us. Simply complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, if your broker provides telephone or internet voting, you may vote by telephone or over the internet as instructed by your broker or bank. To vote at the Annual Meeting, follow the instructions from your broker, bank or other agent included with these proxy materials, or contact that organization for instructions on how to vote your shares. If you wish to vote your shares at the Annual Meeting, please contact your broker, bank or other agent for instructions on how to vote your shares.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of April 22, 2024.
What happens if I do not vote?
Stockholder of Record; Shares Registered in Your Name
If you are a stockholder of record and do not vote by completing your proxy card, over the internet or in person at the annual meeting, your shares will not be voted.
Beneficial Owner; Shares Registered in the Name of a Broker or Bank
If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (“NYSE”) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management supported. Accordingly, your broker or nominee may not vote your shares on Proposals 1, 3 and 4 without your instructions but may vote your shares on Proposal 2.
What if I return a proxy card or otherwise vote but do not make specific choices?
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, “For” the election of all our seven nominees for director, “For” the ratification of the Audit Committee’s selection of Deloitte & Touche LLP as the independent registered public accounting firm of SCYNEXIS for its fiscal year ending December 31, 2024, “For” the advisory approval of the compensation of our named executive officers as disclosed in this proxy statement, and “For” the approval of our 2024 Equity Incentive Plan.
If any other matter is properly presented at the Annual Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment, if permitted under SEC rules.

Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We have hired Morrow Sodali LLC, 333 Ludlow Street, 5 Floor, South Tower, Stamford, CT 06902, to aid in the solicitation of proxies for a fee of $8,500, plus reasonable out-of-pocket expenses.
What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notice of Internet Access and Availability or proxy cards in the proxy materials to ensure that all of your shares are voted.
Can I change my vote or revoke my proxy after submitting my proxy?
Stockholder of Record; Shares Registered in Your Name
Yes. You can change your vote or revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may change your vote or revoke your proxy in any one of the following ways:
•	You may submit another properly completed proxy card with a later date.
•	You may vote again by telephone or over the internet.
•	You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at SCYNEXIS, Inc., 1 Evertrust Plaza, 13th Floor, Jersey City, New Jersey 07302.
•	You may attend the Annual Meeting and vote at the Annual Meeting. Simply attending the Annual Meeting will not, by itself, revoke your proxy.
Your most current proxy card or telephone or internet proxy is the one that is counted.
Beneficial Owner; Shares Registered in the Name of a Broker or Bank
If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.
When are stockholder proposals due for next year’s annual meeting?
To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 26, 2024, to our Corporate Secretary at SCYNEXIS, Inc., 1 Evertrust Plaza, 13th Floor, Jersey City, New Jersey, 07302; provided, however, that if our 2025 annual meeting of stockholders is held before May 20, 2025, or after July 19, 2025, then your deadline is a reasonable amount of time prior to the date we begin to print and mail our proxy statement for the 2025 annual meeting of stockholders. If you wish to submit a proposal that is not to be included in next year’s proxy materials or nominate a director pursuant to our Bylaws, you must provide specified information in writing to our Corporate Secretary at the address above by not later than March 21, 2025, nor earlier than the close of business on February 19, 2025, except that if our 2025 annual meeting of stockholders is held before May 20, 2025, or after July 19, 2025, notice to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. You are also advised to review our Bylaws, which contain a description of the information required to be submitted as well as additional requirements about advance notice of stockholder proposals and director nominations.
In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 20, 2025; provided, however, that, in the event that the annual meeting is held before May 20, 2025, or after July 19, 2025, for your notice to be timely, it must be so received by our Corporate Secretary not earlier than the close of business on the date the later of sixty (60) days prior to such annual meeting and the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by us.

Please refer to our bylaws and Rule 14a-19 under the Exchange Act for additional information and requirements regarding stockholder proposals and director nominations. We will not consider any proposal or nomination that is not timely or otherwise does not meet our bylaws and the SEC’s requirements for submitting a proposal or nomination, as applicable. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal or nomination that does not comply with these and any other applicable requirements.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count: with respect to the proposal to elect directors, votes “For,” “Withhold” and broker non-votes; and with respect to other proposals, votes “For,” “Against,” abstentions and, if applicable, broker non-votes. The effect of abstentions and broker non-votes, if any, on whether a proposal is approved is set forth under “How many votes are needed to approve each proposal?” below.
What are “broker non-votes”?
As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”
How many votes are needed to approve each proposal?
The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.
Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of Directors	Seven nominees receiving the most “For” votes	Withheld votes will have no effect	None

2
Ratification of the selection, by the Audit Committee of the Board of Directors, of Deloitte & Touche LLP as the independent registered public accounting firm of SCYNEXIS, Inc. for its fiscal year ending December 31, 2024
		“For” votes from the holders of a majority of shares present via webcast or represented by proxy and entitled to vote on the matter	Against	None

3	Advisory approval of the compensation of our named executive officers as disclosed in this proxy statement	“For” votes from the holders of a majority of shares present via webcast or represented by proxy and entitled to vote on the matter	Against	None

4	Approval of the SCYNEXIS, Inc. 2024 Equity Incentive Plan	“For” votes from a majority of votes cast on the proposal	None	None
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present via webcast at the Annual Meeting or represented by proxy. On the record date, there were 37,779,796 shares outstanding and entitled to vote. Thus the holders of 18,889,899 shares must attend or represented by proxy at the Annual Meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the Annual Meeting or the holders of a majority of the shares present via webcast at the Annual Meeting or represented by proxy may adjourn the Annual Meeting to another date.
How can I find out the results of the voting at the Annual Meeting?
We expect to announce the preliminary voting results at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amendment to the Form 8-K to publish the final results.
What proxy materials are available on the internet?
The proxy statement and annual report to stockholders are available at www.proxyvote.com.

PROPOSAL 1

ELECTION OF DIRECTORS
SCYNEXIS’s Board of Directors (the “Board”) is elected annually at each annual meeting. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy shall serve for the remainder of the year, and until the director’s successor is duly elected and qualified. This includes vacancies created by an increase in the number of directors.
The Board currently has seven members, all of whose terms of office expire at the Annual Meeting. Our Nominating and Corporate Governance Committee recommended, and our Board approved, the nomination of seven nominees for election at the Annual Meeting. Proxies may not be voted for a greater number of persons than the number of nominees named. All of our nominees were elected by our stockholders at our 2023 annual meeting of stockholders.
Our seven nominees, their ages as of April 15, 2024, and their position currently held with SCYNEXIS, are as follows:
Name	Age	Position Held With SCYNEXIS
Armando Anido	66	Director
David Angulo, M.D.	59	Chief Executive Officer, President and Director
Steven C. Gilman, Ph.D.	71	Director
Ann F. Hanham, Ph.D.	71	Director
David Hastings	62	Director
Guy Macdonald	65	Chairman of the Board, Director
Philippe Tinmouth	60	Director
If elected at the Annual Meeting, each of these nominees would be elected and qualified to serve until the 2025 annual meeting of stockholders and until his or her successor is duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. It is our policy to encourage directors and nominees for director to attend the Annual Meeting. All of our current directors attended the 2023 annual meeting of stockholders.
If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by us. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.
This Proposal 1 is to elect our seven nominees nominated as directors. The biographies of each of the nominees below contain information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes and skills of each director, including those that led to the Nominating and Corporate Governance Committee and the Board’s conclusion that the director should continue to serve as a director of SCYNEXIS.
Armando Anido joined our Board on January 21, 2019. Mr. Anido served as Chairman of the board of directors and Chief Executive Officer of Zynerba Pharmaceuticals, a publicly-traded biopharmaceutical company, from October 2014 until it was acquired by Harmony Biosciences Holdings, Inc. (Nasdaq: HRMY) in October 2023. Mr. Anido has more than 30 years of executive, operational and commercial leadership experience in the biopharmaceutical industry. Prior to Zynerba, Mr. Anido served as CEO of two publicly-traded companies. Most recently, he was the CEO and a director of NuPathe Inc., a publicly-traded pharmaceutical company, which was acquired by Teva Pharmaceuticals in February 2014. At NuPathe, he led the company through FDA approval of its lead product, Zecuity®, the first transdermal patch for migraine, to pre-launch before the company’s acquisition by Teva. Prior to NuPathe he served as President, CEO and a director of Auxilium Pharmaceuticals, a specialty pharmaceutical company acquired by Endo Pharmaceuticals, Inc. in January 2015. Prior to Auxilium, Mr. Anido served as Executive Vice President, Sales and Marketing, at MedImmune, and prior to that, in senior sales and marketing positions at GlaxoWellcome and Lederle Laboratories. At Lederle, he was Vice President, Anti-Infectives, responsible for the commercialization of the anti-bacterials, Suprax and Zosyn. He was previously a member of the Boards of Directors of Altamira Therapeutics Ltd. (Nasdaq: CYTO) (formerly Auris Medical Holding AG), Life Science PA, Adolor Corporation until it was sold to Cubist Pharmaceuticals in

December 2011, and Aviragen Therapeutics, Inc. Mr. Anido earned a BS in Pharmacy and an MBA from West Virginia University. Because of Mr. Anido’s extensive executive, operational, and commercial leadership in the biopharmaceutical industry, we believe he is able to make valuable contributions to our Board of Directors.
David Angulo, M.D., has served as a member of our Board and as our Chief Executive Officer since January 2023. Dr. Angulo joined SCYNEXIS in 2015 as Chief Medical Officer. An infectious disease specialist with more than 20 years of experience in successful drug development, he previously served as Vice President, Research and Development of Brickell Biotech, Inc. Prior to joining Brickell, Dr. Angulo held various senior positions at Stiefel Laboratories, Inc., a GSK company, including head of the clinical and medical departments. Dr. Angulo was also responsible for several development programs in the anti-infectives area at Schering-Plough Research Institute and was an infectious disease physician in a pediatric hospital. He received his medical degree from the Universidad de Guadalajara, Mexico, and has post-graduate degrees in pediatrics and infectious diseases. Because of Dr. Angulo’s extensive experience in drug development, as well as role as our Chief Executive Officer and his long tenure with, and extensive knowledge of, our company and our product candidates, we believe he is able to make valuable contributions to our Board.
Steven C. Gilman, Ph.D., joined our Board on February 25, 2015. Prior to his retirement in April 2019, Dr. Gilman served as the Chairman of the board of directors and President and Chief Executive Officer of ContraFect Corporation, a publicly-traded biotechnology company, since May 2015. He previously served as the Executive Vice President, Research & Development and Chief Scientific Officer at Cubist Pharmaceuticals, a publicly-traded biopharmaceutical company, until its acquisition by Merck & Co in January 2015. Prior to joining Cubist, Dr. Gilman served as chairman of the board of directors and CEO of ActivBiotics from March 2004 to October 2007. Prior to ActivBiotics, Dr. Gilman worked at Millennium Pharmaceuticals, Inc., from October 2000 to March 2004 where he held a number of senior leadership roles including Vice President and General Manager, Inflammation. Prior to Millennium, he was Group Director at Pfizer Global Research and Development. He has also held scientific, business and academic appointments at Wyeth, Cytogen Corporation, Temple Medical School and Connecticut College. Dr. Gilman currently serves on the board of directors of Vericel Corporation (Nasdaq: VCEL), Akebia Therapeutics, Inc. (Nasdaq: AKBA), and previously served on the board of directors of ContraFect Corporation, Keryx Biopharmaceuticals, Inc. (Nasdaq: KERX) and Momenta Pharmaceuticals, Inc. (Nasdaq: MNTA). Dr. Gilman received his Ph.D. and MS degrees in microbiology from Pennsylvania State University, his post-doctoral training at Scripps Clinical and Research Foundation and received a B.A. in microbiology from Miami University of Ohio. Because of Dr. Gilman’s extensive experience in the research and development of novel compounds, including anti-infectives that address highly drug resistant and invasive pathogens, we believe he is able to make valuable contributions to our Board.
Ann F. Hanham, Ph.D., has served as a member of our Board since December 2008. Prior to becoming a Founding Partner and Managing Director of BAR Capital Management, a privately-held life-sciences venture capital fund, in December 2013, she was a General Partner with Burrill & Company, a life sciences venture capital firm from 2000 to 2013. From 1998 to 2000, Dr. Hanham was a co-founder and Vice President of Clinical & Regulatory Affairs at InterMune, Inc. From 1995 to 1998, she served as the Senior Director for Oncology Product Development at Otsuka Pharmaceuticals and from 1991 to 1995 as the Medical Director for Celtrix Pharmaceuticals. From 1988 to 1991, Dr. Hanham worked for Becton Dickinson in both regulatory and clinical affairs for the monoclonal antibody program, and from 1984 to 1988 as a regulatory toxicologist with the Health Protection Branch of Health and Welfare Canada. She previously served as a member of the boards of directors of HTG Molecular Diagnostics Inc. (OTCMKTS: HTGMQ), Acusphere Inc. (OTCMKTS: ACUS), Biomimetic Therapeutics Inc., Biotie Therapies Corp. (Nordic List: BTH1V), Immunicon Corp., Targacept Inc., TLC (GreTai Sec M: 1452:TT) and Endocyte, Inc. Dr. Hanham holds a Ph.D. from the University of British Columbia, an MSc from Simon Fraser University, and a BSc from the University of Toronto. She was also Board Certified in Toxicology in 1986. Because of Dr. Hanham’s extensive clinical and regulatory experience, as well as her extensive experience in working with development stage biotechnology companies, we believe she is able to make valuable contributions to our Board.
David Hastings joined our Board on September 24, 2015. Mr. Hastings has served as the Chief Financial Officer at Arbutus Biopharma Corp. (Nasdaq: ABUS), a publicly-traded biopharmaceutical company, since June 2018. From February 2015 to June 2017, Mr. Hastings served as the Senior Vice President and Chief Financial Officer of Unilife Corporation, a publicly-traded medical technology company, and from July 2016 to June 2017, Mr. Hastings also served as Unilife’s Chief Accounting Officer and Treasurer. Prior to joining Unilife,

Mr. Hastings served as Executive Vice President and Chief Financial Officer at Incyte Corporation, a publicly-traded biopharmaceutical company, from October 2003 to October 2014. From February 2000 to September 2003, Mr. Hastings served as Vice President, Chief Financial Officer and Treasurer of ArQule, Inc. Mr. Hastings previously served on the boards of directors of VBL Therapeutics (Nasdaq: VBLT) and Entasis Therapeutics Inc. Mr. Hastings received his B.A. in Economics at the University of Vermont. Because of Mr. Hastings extensive financial experience, including an executive position as chief financial officer of multiple Nasdaq-listed companies as well as his relationships with institutional investors and investment banks, we believe he is able to make valuable contributions to our Board.
Guy Macdonald has served as a member of our Board since November 2014. Mr. Macdonald served as a member of the board of directors of Tetraphase Pharmaceuticals, Inc., a publicly-traded biopharmaceutical company, from January 2008 to July 2020, in addition to serving as its President and Chief Executive Officer from January 2008 to August 2019. From August 2003 until January 2008, Mr. Macdonald served as Executive Vice President of Operations of Idenix Pharmaceuticals, Inc., a biopharmaceutical company. From 1981 to 2003 he served in various positions at Merck & Co., Inc., most recently serving as the Vice President for Anti-Infective and Hospital Products. Mr. Macdonald received an Honors Degree in biochemistry from Dundee University in Dundee, Scotland. Because of Mr. Macdonald’s extensive experience in drug development and commercialization, particularly with anti-infectives, including antifungals, we believe he is able to make valuable contributions to our Board.
Philippe Tinmouth joined our Board on December 13, 2019. Mr. Tinmouth has served as Chief Business and Strategy Officer of Mammoth Biosciences, Inc., a biotechnology company, since December 2022. From November 2021 through December 2022, Mr. Tinmouth served as Chief Business and Strategy Officer of Pardes Biosciences (Nasdaq: PRDS), a publicly-traded biopharmaceutical company. From October 2002 through his retirement in March 2020, Mr. Tinmouth served in various positions at Vertex Pharmaceuticals (Nasdaq: VRTX), a publicly traded biopharmaceutical company, most recently serving as Vice President and Head of Business Development & Alliance Management since July 2013. From 1997 to 2002, Mr. Tinmouth held various positions at Bain & Company, most recently serving as a Senior Manager in the Boston office, where he advised both Fortune 50 pharmaceutical companies and smaller biotechnology companies on growth strategies. Mr. Tinmouth has served as a mentor and advisor to biotech start-ups through both the Harvard Innovation Lab (Harvard iLab) and the Canadian Technology Accelerator. Mr. Tinmouth holds a Master’s Degree in Business Administration from Harvard Business School and a Bachelor’s Degree with Honors in Mechanical Engineering from Queen’s University in Canada. Because of Mr. Tinmouth’s extensive business development, alliance management, and strategic leadership in the biopharmaceutical industry, we believe he is able to make valuable contributions to our Board.
In the last ten years none of our directors were executive officers of a corporation that declared bankruptcy within two years of the director being an executive officer of that corporation other than Mr. Hastings, who was an executive officer of Unilife Corporation when it filed for voluntary bankruptcy in April 2017. There are no family relationships among our directors and executive officers.
Diversity of our Board of Directors
The Board Diversity Matrix below provides the diversity statistics for our Board of Directors.
To see our Board Diversity Matrix as of May 1, 2023, please see the proxy statement filed with the SEC on May 1, 2023.
Board Diversity Matrix (As of April 15, 2024)
Total Number of Directors	7
	Female	Male
Part I: Gender Identity
Directors	1	6
Part II: Demographic Background
Hispanic or Latinx		2
White	1	4

THE BOARD RECOMMENDS

A VOTE IN FAVOR OF EACH NAMED NOMINEE.
Independence of The Board of Directors
As required under the Nasdaq Stock Market (“Nasdaq”) listing standards, a majority of the members of our Board must qualify as “independent,” as affirmatively determined by our Board. The Board consults with SCYNEXIS’s counsel to ensure that the Board’s determinations are consistent with all relevant securities laws and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.
Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of their family members, and SCYNEXIS, its senior management and its independent registered public accounting firm, the Board affirmatively has determined that all of the directors during 2023 and currently, other than Dr. Angulo, our president and chief executive officer, are independent directors within the meaning of the applicable Nasdaq listing standards. In making this determination, the Board found that none of the directors or nominees for director other than Dr. Angulo had a material or other disqualifying relationship with SCYNEXIS.
Information Regarding the Board and Its Committees
The Board has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The following table provides membership information and meeting information for 2023 for each of the Audit, Compensation, and Nominating and Corporate Governance Committees:
Name	Audit	Compensation	Nominating and Corporate Governance
Armando Anido		X	X
Steven C. Gilman, Ph.D.		X*	X
Ann F. Hanham, Ph.D.	X		X*
David Hastings	X*
Guy Macdonald		X
Philippe Tinmouth	X
Total meetings in year 2023	4	5	2
*	Chair of the committee.
Below is a description of each committee of the Board. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board has determined that each member of each committee meets the applicable rules and regulations regarding “independence” and that each member is free of any relationship that would interfere with his individual exercise of independent judgment with regard to SCYNEXIS. Each of these committees has a charter, and the charters for each of these committees are available on our website at www.scynexis.com.
Audit Committee
Our Audit Committee currently consists of Ann F. Hanham, Ph.D., David Hastings, and Philippe Tinmouth, each of whom satisfies the independence requirements under the Nasdaq Global Market listing standards and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, or the Exchange Act. Our Board has determined that Mr. Hastings is an “audit committee financial expert” within the meaning of SEC regulations.
Mr. Hastings is the Chair of the Audit Committee. Each member of our Audit Committee can read and understand fundamental financial statements in accordance with Audit Committee requirements. In arriving at this determination, our Board has examined each Audit Committee member’s scope of experience and the nature of their employment in the corporate finance sector.

Our Audit Committee oversees our corporate accounting and financial reporting process. The Audit Committee has the following responsibilities, among other things, as set forth in the Audit Committee charter:
•	reviewing and pre-approving the engagement of our independent registered public accounting firm to perform audit services and any permissible non-audit services;
•	evaluating the performance of our independent registered public accounting firm and deciding whether to retain their services;
•
reviewing our annual and quarterly financial statements and reports and discussing the statements and reports with our independent registered public accounting firm and management, including a review of disclosures under the section of our annual report on Form 10-K as filed March 28, 2024, titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations;”

•	considering and approving or disapproving of all related party transactions;
•	preparing the Audit Committee report required by the SEC to be included in our annual proxy statement;
•
reviewing, with our independent registered public accounting firm and management, significant issues that may arise regarding accounting principles and financial statement presentation, as well as matters concerning the scope, adequacy and effectiveness of our financial controls;

•	conducting an annual assessment of the performance of the Audit Committee and its members, and the adequacy of its charter; and
•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding financial controls, accounting or auditing matters.
Compensation Committee
Our Compensation Committee currently consists of Armando Anido, Steven C. Gilman, Ph.D., and Guy Macdonald, each of whom our Board has determined to be independent under the Nasdaq Global Market listing standards.
Our Compensation Committee reviews and recommends policies relating to compensation and benefits of our officers and employees. The Compensation Committee has the following responsibilities, among other things, as set forth in the Compensation Committee’s charter:
•
recommending to the full Board the compensation and other terms of employment of our chief executive officer, determining the compensation and other terms of employment of our other executive officers, and reviewing and recommending to the full Board corporate performance goals and objectives relevant to the compensation of executive officers;

•	reviewing and recommending to the full Board the compensation of our non-employee directors;
•	evaluating, adopting and administering the equity incentive plans, compensation plans, and similar programs advisable for us, as well as modification or termination of existing plans and programs;
•	establishing policies with respect to equity compensation arrangements;
•	reviewing and discussing annually with management our “Compensation Discussion and Analysis” if required by SEC rules;
•	preparing the Compensation Committee report if required by the SEC to be included in our annual proxy statement; and
•	reviewing and evaluating, at least annually, the performance of the Compensation Committee and the adequacy of its charter.
Compensation Committee Processes and Procedures
We expect that the Compensation Committee will generally meet four times annually and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of SCYNEXIS, and provides that the Compensation Committee may form and delegate authority to subcommittees as appropriate. In addition, under the charter, the Compensation Committee has the authority to obtain, at the expense of SCYNEXIS, advice and assistance from internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any advisers engaged for the purpose of advising the Committee. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.
During the past fiscal year, after taking into consideration the six factors prescribed by the SEC and Nasdaq, the Compensation Committee engaged Pearl Meyer as an independent compensation consultant. Pearl Meyer serves as a compensation resource available to the Compensation Committee on an hourly basis. As part of its engagement, Pearl Meyer was requested by the Compensation Committee to develop a grant value method for equity compensation of employees and directors for consideration by the Compensation Committee and to review the competitiveness of director compensation based on a comparative group of biotechnology and pharmaceutical companies. Pearl Meyer was also requested by the Compensation Committee to review compensation of senior executives in comparison with other biotech companies to advise the Compensation Committee on compensation benchmarking, to review equity guideline recommendations and to assist in developing an overall employee compensation structure for consideration by the Compensation Committee.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee currently consists of Armando Anido, Steven C. Gilman, Ph.D., and Ann F. Hanham, Ph.D., each of whom our Board has determined to be independent under the Nasdaq Global Market listing standards.
Our Nominating and Corporate Governance Committee makes recommendations regarding corporate governance, the composition of our Board, identification, evaluation and nomination of director candidates and the structure and composition of committees of our Board. The Nominating and Corporate Governance Committee has the following responsibilities, among other things, as set forth in the Nominating and Corporate Governance Committee’s charter:
•	reviewing periodically and evaluating director performance on our Board and its applicable committees, and recommending to our Board and management areas for improvement;
•	interviewing, evaluating, nominating and recommending individuals for membership on our Board;
•	reviewing and recommending to our Board any amendments to our corporate governance policies; and
•	reviewing and assessing, at least annually, the performance of the Nominating and Corporate Governance Committee and the adequacy of its charter.
In considering whether to recommend any candidates for inclusion in the Board’s slate of recommended director nominees, including candidates recommended by stockholders, the Nominating and Corporate Governance Committee considers the candidate’s ability to read and understand financial statements, age, personal integrity and ethics, relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the company, demonstrated experience in his or her field, ability to exercise sound business judgment, and having the commitment to rigorously represent the long-term interests of the company’s stockholders. In addition, when conducting its assessment, the Nominating and Corporate Governance Committee considers any criteria for director qualifications set by the Board, as well as diversity, skills, and such other factors as it deems appropriate given the current needs of the Board and the company to maintain a balance of knowledge, experience and capability. When considering diversity, the Board and Nominating and Corporate Governance Committee views “diversity” as diversity of experience and expertise. The Board and Nominating and Corporate Governance Committee believe that having a Board diverse in experience and expertise enables the Board, as a body, to have the broad range of requisite expertise and experience to guide the company and management and to fulfill its role of oversight and stewardship. However, neither the Board nor the Nominating and Corporate Governance Committee has developed a policy with respect to diversity in identifying nominees for director, other than to consider diversity when assessing nominees.
In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews such directors’ overall service to the company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee should be independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee has engaged a professional search firm several times and that firm has performed a recruiting function by compiling lists of potential candidates, evaluating and interviewing the most appropriate candidates, and presenting to the Nominating and Corporate Governance Committee the most qualified. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then recommends a nominee to the Board by majority vote.
To date, the Nominating and Corporate Governance Committee has not received a timely recommended director nominee from a stockholder or stockholders holding more than 5% of our voting stock.
The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders who demonstrate, by written documentation, satisfactory to the Nominating and Corporate Governance Committee, that such stockholders hold outstanding shares of the company. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder or not. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board at an annual meeting may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: 1 Evertrust Plaza, 13th Floor, Jersey City, New Jersey, 07302 no earlier than 120 days before, nor later than 90 days before, the first anniversary of the previous year’s annual meeting. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, and a description of the proposed nominee’s qualifications as a director. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.
Board Leadership Structure
The Board’s leadership structure is a separate Chairman of the Board and Chief Executive Officer. Mr. Guy Macdonald was appointed as our Chairman in June 2015. The Chairman has authority, among other things, to call and preside over Board meetings, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the Chairman has substantial ability to shape the work of the Board. The Board believes that separation of the positions of Chairman and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of SCYNEXIS and is appropriate for SCYNEXIS. In addition, the Board believes that having an independent Chairman creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of the company and its stockholders. As a result, the Board believes that having an independent Chairman can enhance the effectiveness of the Board as a whole.
Role of the Board in Risk Oversight
The Board has an active role, as a whole and also at the committee level, in overseeing management of the company’s risks. The Board regularly reviews information regarding the company’s credit, liquidity and operations, as well as the risks associated with each. The Audit Committee’s charter mandates the Audit Committee to review and discuss with management, and the company’s independent registered public accounting firm, as appropriate, the company’s major financial risk exposures and the steps taken by management to monitor and control these exposures. The Compensation Committee is responsible for overseeing the management of risks relating to the company’s executive compensation plans and arrangements. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.
Compensation Policies and Practices as They Relate to Risk Management
With the help of the Compensation Committee’s independent compensation consulting firm, Pearl Meyer, the Compensation Committee has reviewed the company’s compensation policies and practices as they relate to risk management for all employees, including executive officers. Following such review, the Compensation Committee determined that risks arising from the company’s compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on the company.
Meetings of the Board
The Board met six times in 2023. All directors attended at least 75% of the aggregate number of the meetings of the Board and the committees on which they served, held during the portion of the last fiscal year for which they were directors or committee members in 2023.
As required under applicable Nasdaq listing standards, in fiscal year 2023, SCYNEXIS’s independent directors met in regularly scheduled executive sessions at which only independent directors were present.
Stockholder Communications with the Board
SCYNEXIS’s Board has adopted a formal process by which stockholders may communicate with the Board or any of its directors. Stockholders who wish to communicate with the Board may do so by sending written communications addressed as follows: Scott Sukenick, General Counsel, SCYNEXIS, Inc., 1 Evertrust Plaza, 13th  Floor, Jersey City, New Jersey, 07302, or via email to scott.sukenick@scynexis.com. The communications will be reviewed by the General Counsel. The General Counsel will forward such communication to the Board or to any individual director to whom the communication is addressed unless the communication is unduly frivolous, hostile, threatening or similarly inappropriate, in which case, the General Counsel shall discard the communication.
Code of Business Conduct and Ethics
SCYNEXIS has adopted the SCYNEXIS, Inc. Code of Business Conduct and Ethics that applies to all officers, directors and employees. The Code of Business Conduct and Ethics is available on our website, which is www.scynexis.com, and available in print to any stockholder who requests it. Requests for printed copies of the Code of Business Conduct and Ethics can be made by writing to Attn: Corporate Secretary, SCYNEXIS, Inc., 1 Evertrust Plaza, 13th Floor, Jersey City, New Jersey, 07302. If SCYNEXIS makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, SCYNEXIS will promptly disclose the nature of the amendment or waiver on its website.
Policy Against Hedging Transactions
SCYNEXIS believes that speculative and short-term trading of its securities is not appropriate for its employees or directors and thus provides, in its insider trading policy, that no employee, director or covered consultant may engage in short sales, transactions in put or call options or other derivative securities based on SCYNEXIS securities, hedging transactions, margin accounts, pledges, or other inherently speculative transactions with respect to SCYNEXIS equity at any time.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board of Directors has selected Deloitte & Touche LLP as SCYNEXIS’s independent registered public accounting firm for the fiscal year ending December 31, 2024, and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Deloitte & Touche LLP has audited SCYNEXIS’s financial statements since fiscal year 2000. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither SCYNEXIS’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Deloitte & Touche LLP as SCYNEXIS’s independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of SCYNEXIS and its stockholders.
Principal Accountant Fees and Services
The following table represents aggregate fees billed to us for the fiscal years ended December 31, 2023, and December 31, 2022, by Deloitte & Touche LLP, SCYNEXIS’s independent registered public accounting firm (in thousands).
	Fiscal 2023	Fiscal 2022
Audit Fees(1)	$1,027	$964
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees(2)	2	2
Total Fees	$1,029	$966
(1)
Audit fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements and review of the interim consolidated financial statements and the issuance of consent and comfort letters in connection with registration statement filings with the Securities and Exchange Commission, and all services that are normally provided by the accounting firm in connection with statutory and regulatory filings or engagements.

(2)	Annual license fee for access to an accounting research software application.
All fees described above were approved by the Audit Committee.
Pre-Approval Policy and Procedures
The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, Deloitte & Touche LLP. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.
The Audit Committee has determined that the rendering of services other than audit services by Deloitte & Touche LLP is compatible with maintaining the principal accountant’s independence.
THE BOARD RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD*
Management is responsible for SCYNEXIS’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of SCYNEXIS’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB) to obtain reasonable assurance that SCYNEXIS’s consolidated financial statements are free from material misstatement and expressing an opinion on the conformity of such financial statements with accounting principles generally accepted in the United States. We are responsible for overseeing and monitoring Deloitte & Touche LLP’s auditing process on behalf of the Board of Directors.
In this context, the Audit Committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2023, with management and Deloitte & Touche LLP. The Audit Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by the applicable requirements of the PCAOB and the Securities and Exchange Commission. The Audit Committee has also received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence.
Based on its discussions with management and the independent registered public accounting firm, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in SCYNEXIS’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
AUDIT COMMITTEE

David Hastings (Chairman)
Ann F. Hanham, Ph.D.
Philippe Tinmouth
*
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of SCYNEXIS under the 1933 or 1934 Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL 3

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and Section 14A of the Exchange Act, SCYNEXIS’s stockholders are entitled to vote to approve, on an advisory basis, the compensation of the named executive officers (those executive officers appearing in the “Summary Compensation Table” below), or “NEOs,” commonly referred to as a “say-on-pay vote,” as disclosed in this proxy statement in accordance with SEC rules.
This vote is not intended to address any specific item of compensation, but rather the overall compensation of SCYNEXIS’s NEOs and the compensation philosophy, policies and practices described in this proxy statement. The compensation of SCYNEXIS’s NEOs subject to the vote is disclosed in the compensation tables and the related narrative disclosure contained in this proxy statement.
Before you vote on this proposal, we urge you to read the executive compensation information (including the compensation tables and the accompanying footnotes and narrative) set forth in this Proxy Statement. As we describe in these disclosures, our compensation philosophy strives to align the interests of our employees and board members with those of our stockholders. As part of this philosophy, we emphasize equity over cash compensation. We seek to ensure that the total compensation paid to our executive officers is reasonable and competitive.
Last year’s say-on-pay proposal garnered support from 77% of shares voted. Although the proposal passed, shareholder support was lower than our desired target. As a result, we engaged with large shareholders who opposed the proposal and took into account certain concerns raised by proxy advisory services. In particular, the primary concern (accelerated equity for our departing CEO) was a special circumstance and one-time matter, and a significant recommended change (increased use of performance RSUs) had already been implemented for the annual equity grants made in 2023 prior to publication of last year’s proxy statement.
Accordingly, our Board of Directors is asking stockholders to indicate their support for the compensation of SCYNEXIS’s named executive officers by casting a non-binding advisory vote “FOR” the following resolution:
“RESOLVED, that the compensation paid to SCYNEXIS’s named executive officers, as disclosed in the proxy statement pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”
This is an advisory vote and the results will not be binding; however, we, our Board of Directors, and the Compensation Committee value the views of our stockholders and intend to consider the outcome of this vote when making future compensation decisions of our NEOs and on our executive compensation principles, policies, and procedures and will evaluate whether any actions are necessary to address the stockholders’ concerns.
THE BOARD RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3.

PROPOSAL 4
APPROVAL OF THE SCYNEXIS, INC. 2024 EQUITY INCENTIVE PLAN
We are asking our stockholders to approve the SCYNEXIS, Inc. 2024 Equity Incentive Plan (the “2024 Plan”), at the annual meeting. The 2024 Plan was approved by our Board of Directors (“Board”), on April 12, 2024, subject to approval by our stockholders.
We previously proposed the approval of the SCYNEXIS, Inc. 2023 Equity Incentive Plan (the “2023 Plan”) and our Board approved the 2023 Plan on April 14, 2023, subject to approval by our stockholders. The 2023 Plan was intended to be the successor to the SCYNEXIS, Inc. 2014 Equity Incentive Plan (the “2014 Plan”). At our 2023 Annual Meeting of Stockholders on June 14, 2023, our proposal to approve the 2023 Plan (“Proposal 5”) was approved as a result of more votes voting in favor of the proposal than against or abstaining. However, the proxy statement was unclear about the effect of not voting and the treatment of broker non-votes. Proposal 5 correctly noted, on page 29 of the proxy statement, that broker non-votes would have no effect on the vote, but the summary table on page 6 of the proxy statement inadvertently indicated that broker non-votes would be treated as votes “Against.” Accordingly, out of an abundance of caution, we decided to deem Proposal 5 as having not been approved.
Why We are Asking our Stockholders to Approve the 2024 Plan
Previously, we maintained the 2014 Plan to grant stock options, restricted stock units and other stock awards in order to provide long-term incentives to our employees, consultants, and directors. The 2014 Plan terminated on February 11, 2024 and no new grants may be made under the 2014 Plan after that date, although all outstanding awards granted under the 2014 Plan will continue to be subject to the terms and conditions as set forth in the agreements evidencing such awards and the terms of the 2014 Plan.
Approval of the 2024 Plan by our stockholders will allow us to continue to grant stock options, restricted stock unit awards and other awards at levels determined appropriate by our Board or Compensation Committee. The 2024 Plan will also allow us to utilize a broad array of equity incentives in order to secure and retain the services of our employees, directors, and consultants, and to provide long-term incentives that align the interests of our employees, directors, and consultants with the interests of our stockholders.
Requested Shares
Subject to adjustment for certain changes in our capitalization, if this Proposal 4 is approved by our stockholders, the aggregate number of shares of our common stock that may be issued under the 2024 Plan will not exceed the sum of (i) 6,150,000 new shares, plus (ii) certain shares subject to outstanding awards granted under the 2014 Plan that may become available for grant under the 2024 Plan as such shares become available from time to time (as further described below in “Description of the 2024 Equity Incentive Plan – Authorized Shares”).
Why You Should Vote to Approve the 2024 Plan
Equity Awards Are an Important Part of Our Compensation Philosophy
Our Board believes that our future success depends, in large part, on our talent and that the issuance of equity awards is a key element underlying our ability to attract, retain and motivate key personnel, non-employee directors, consultants, and advisors, and better aligns the interests of our personnel, non-employee directors, consultants, and advisors with those of our stockholders. The 2024 Plan will allow us to continue to provide performance-based incentives to our eligible employees, non-employee directors, consultants, and advisors. Therefore, the Board believes that the 2024 Plan is in the best interests of the company and its stockholders and recommends a vote in favor of this Proposal 4.
We Have Experienced and Expect to Continue to Experience Growth in Our Business
The Board believes that the 2024 Plan is necessary to ensure that the number of shares available for issuance is sufficient to allow us to continue to attract and retain the services of talented individuals essential to our long-term growth and financial success. Our Board strongly believes that the issuance of equity awards is a key element underlying our ability to attract, retain and motivate our employees, including our executives, and our consultants and advisors, and is a substantial contributing factor to our success and the growth of our business. So far we have relied significantly on equity incentives in the form of stock option awards and restricted stock unit awards to attract and retain key employees, and we believe that equity incentives are necessary for us to remain competitive in the marketplace for executive talent and other employees. Due to the termination of the 2014 Plan, we believe that stockholder approval of the 2024 Plan is critical to achieve those objectives. In addition, an immediate share reserve of 6,150,000 shares will provide the Board with flexibility to continue to make annual equity awards to eligible employees and new hires and will allow us to remain competitive in the marketplace.
We Manage Our Equity Incentive Award Use Carefully, and Dilution Is Reasonable
We continue to believe that equity awards such as stock options and restricted stock units are a vital part of our overall compensation program. Our compensation philosophy reflects broad-based eligibility for equity incentive awards, and we grant awards to substantially all of our employees. However, we recognize that equity awards dilute existing stockholders, and, therefore, we must responsibly manage our use of equity compensation. We are committed to effectively monitoring our equity compensation share reserve, including our “burn rate,” to ensure that we maximize stockholders’ value by granting the appropriate number of equity incentive awards necessary to attract, reward, and retain employees and non-employee directors. The tables below show our responsible overhang and burn rate percentages.
The Size of Our Share Reserve Request Is Reasonable
If the 2024 Plan is approved by our stockholders, we will have 6,150,000 shares available for grant after our annual meeting (based on shares available as of March 31, 2024), which we anticipate being sufficient for grants through first quarter of 2027, and necessary to provide a predictable amount of equity for attracting, retaining, and motivating employees. The size of our request is also reasonable in light of our historical burn rate, which has aligned with biotech market norms. In validating the size of the proposed pool of shares, we compared our total overhang (the sum of equity awards outstanding and what will be available for future issuance upon approval) to our peer group. When evaluating overhang on a percentage basis, we include our pre-funded warrants, which we view to be equivalent to common shares outstanding, in the denominator.
Key Plan Features.
The 2024 Plan includes provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices including:
•	No single trigger accelerated vesting upon change in control. The 2024 Plan does not provide for any automatic mandatory vesting of awards upon a change in control.
•
Stockholder approval is required for additional shares. The 2024 Plan does not contain an annual “evergreen” provision. Thus, stockholder approval is required each time we need to increase the share reserve allowing our stockholders the ability to have a say on our equity compensation programs.

•
Prohibition on repricing. The 2024 Plan specifically prohibits us from repricing any outstanding stock option or stock appreciation right by reducing the exercise price of the stock option or stock appreciation right or canceling any outstanding stock option or stock appreciation right that has an exercise price or strike price in excess of the current fair market value in exchange for cash or other awards without obtaining the approval of our stockholders within 12 months prior to such event.

•
Prohibition on the payment of dividends and dividend equivalents on unvested stock options or awards. The 2024 Plan prohibits the payment or crediting of dividends or dividend equivalents with respect to any award until the underlying shares or units vest.

•
Prohibition on share recycling. Any shares of common stock reacquired or withheld (or not issued) by the company to satisfy the exercise or purchase price of an award will no longer be available for issuance under the Plan, including any shares subject to an award that are not delivered to a participant because such award is exercised through a reduction of shares subject to such award (i.e., “net exercised”). In addition, any shares reacquired or withheld (or not issued) by the company to satisfy a tax withholding obligation in connection with an award, or any shares repurchased by the company on the open market with the proceeds of the exercise or strike price of an option or stock appreciation right will no longer be available for issuance under the 2024 Plan.

•
No discounted stock options or stock appreciation rights. All stock options and stock appreciation rights granted under the 2024 Plan must have an exercise price or strike price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

•
Flexibility in designing equity compensation scheme. The 2024 Plan allows us to provide a broad array of equity incentives, including traditional option grants, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other awards. By providing this flexibility we can quickly and effectively react to trends in compensation practices and continue to offer competitive compensation arrangements to attract and retain the talent necessary for the success of our business.

Stockholder Approval
If this Proposal 4 is approved by our stockholders, the 2024 Plan will become effective as of the date of the annual meeting. In the event that our stockholders do not approve this Proposal 4, the 2024 Plan will not become effective and we will not have an omnibus equity plan available for grants of traditional stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other awards to our employees, including our executives, our non-employee directors, and our consultants.
Overhang
The following table provides certain additional information regarding outstanding equity awards:
As of March 31, 2024
Total number of shares of common stock subject to outstanding stock options	2,716,602
Weighted-average exercise price of outstanding stock options	$7.92
Weighted-average remaining term of outstanding stock options (in years)	7.11
Total number of shares of common stock subject to outstanding full value awards (RSUs and PSUs)	3,202,012
Total number of shares of common stock outstanding (including pre-funded warrants)(1)	48,496,063
Per-share closing price of common stock as reported on Nasdaq Global Select Market on March 28, 2024	$1.47
(1)
As of March 31, 2024, we had a total of 37,779,796 shares of common stock outstanding and 10,716,267 pre-funded warrants. Our pre-funded warrants are convertible 1:1 into shares of our common stock at an exercise price per share equal to $0.001 per share and are exercisable at any time.

Burn Rate
The company monitors stockholder dilution by tracking the number of shares subject to equity awards that it grants annually commonly referred to as the burn rate. Burn rate shows how rapidly a company is depleting its shares reserved for equity compensation awards and is defined for this purpose as the number of equity awards granted as incentives during the year divided by the weighted average number of shares of common stock outstanding during the year. The company has calculated the burn rate for the past three years, as set forth in the following table:
	Total Number of Shares of Common Stock Subject to Stock Options Granted	Total Number of Shares of Common Stock Subject to Full Value Awards Granted	Weighted Average Number of Shares of Common Stock Outstanding(1)	Burn Rate
Fiscal Year 2023	303,000	1,929,575	47,891,996	4.66%
Fiscal Year 2022	834,000	958,465	42,613,510	4.21%
Fiscal Year 2021	868,050	130,175	26,384,713	3.78%
(1)
This number includes both common stock outstanding and existing pre-funded warrants. Our pre-funded warrants are convertible 1:1 into shares of our common stock at an exercise price per share equal to $0.001 per share and are exercisable at any time.

Description of the 2024 Equity Incentive Plan
The material features of the 2024 Plan are described below. The following description of the 2024 Plan is a summary only and is qualified in its entirety by reference to the complete text of the 2024 Plan. Stockholders are urged to read the actual text of the 2024 Plan in its entirety, which is attached as Appendix A of the proxy statement filed with the SEC.
Successor to 2014 Plan
The 2024 Plan is intended to be the successor to the 2014 Plan.
Awards. Our 2024 Plan will provide for the grant of incentive stock options (“ISOs”), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) to employees, including employees of any parent or subsidiary, and for the grant of nonstatutory stock options (“NSOs”), stock appreciation rights, restricted stock awards, restricted stock unit (“RSU”) awards, performance awards and other forms of awards to employees, directors, and consultants, including employees and consultants of our affiliates.
Authorized Shares. Initially, the maximum number of shares of our common stock that may be issued under our 2024 Plan after it becomes effective will not exceed 11,810,683 shares of our common stock, which is the sum of (1) 6,150,000 new shares, plus (2) shares of our common stock subject to outstanding stock options or other stock awards (other than inducement stock options and inducement awards) that, on or after our 2024 Plan becomes effective, terminate or expire prior to exercise or settlement; are not issued because the award is settled in cash; are forfeited because of the failure to vest; or are reacquired or withheld (or not issued) to satisfy a tax withholding obligation or the purchase or exercise price, if any, as such shares become available from time to time. The maximum number of shares of our common stock that may be issued on the exercise of ISOs under our 2024 Plan will be 11,810,683 shares.
Shares subject to awards granted under our 2024 Plan that expire or terminate without being exercised in full or that are paid out in cash rather than in shares will not reduce the number of shares available for issuance under our 2024 Plan. Any shares of our common stock previously issued pursuant to an award are forfeited back to or repurchased or reacquired by us because of a failure to meet a contingency or condition required for the vesting of such shares will be added back to the share reserve and again become available under the 2024 Plan. However, the following types of shares subject to awards will reduce the share reserve and will not become available for the grant of new awards under the 2024 Plan: (1) shares of common stock reacquired or withheld (or not issued) by us to satisfy the exercise, strike or purchase price of an award, including any shares subject to an award that are not delivered to a participant because the award is exercised through a reduction of shares subject to the award, (2) shares reacquired or withheld (or not issued) by the company to satisfy a tax withholding obligation in connection with an award, and (3) any shares repurchased on the open market with the proceeds of the exercise or strike price of an option or stock appreciation right.
Plan Administration. Our board of directors, or a duly authorized committee of our board of directors, will administer our 2024 Plan. Our board of directors may also delegate to one or more persons or bodies the authority to do one or more of the following: (i) designate recipients (other than officers) of specified awards, provided that no person or body may be delegated authority to grant an award to themself; (ii) determine the number of shares subject to such award; and (iii) determine the terms of such awards. Under our 2024 Plan, our board of directors will have the authority to determine award recipients, grant dates, the numbers and types of awards to be granted, the applicable fair market value and the provisions of each award, including the period of exercisability and the vesting schedule applicable to an award.
The plan administrator will have the power to modify outstanding awards under our 2024 Plan; provided, however, that the 2024 Plan specifically prohibits the plan administrator from repricing any outstanding stock option or stock appreciation right by reducing the exercise price of the stock option or stock appreciation right, or from canceling any outstanding stock option or stock appreciation right that has an exercise price or strike price in excess of the current fair market value in exchange for cash or other awards, in either case without obtaining the approval of our stockholders within 12 months prior to such event.
Stock Options. Our 2024 Plan allows for the grant of ISOs and NSOs pursuant to stock option agreements adopted by the plan administrator. The plan administrator will determine the exercise price for stock options, within the terms and conditions of our 2024 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our common stock on the date of grant for NSOs and

110% of the fair market value of the stock subject to the option on the date of grant for ISOs. Options granted under our 2024 Plan will vest at the rate specified in the stock option agreement as determined by the plan administrator. The plan administrator will determine the term of stock options granted under our 2024 Plan, up to a maximum of 10 years. Unless the terms of an optionholder’s stock option agreement, or other written agreement between us and the recipient approved by the plan administrator, provide otherwise, if an optionholder’s service relationship with us or any of our affiliates ceases for any reason other than disability, death, or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. This period may be extended in the event that either an exercise of the option or an immediate sale of shares acquired upon exercise of the option following such a termination of service is prohibited by applicable securities laws or our insider trading policy. If an optionholder’s service relationship with us or any of our affiliates ceases due to death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 18 months following the date of death. If an optionholder’s service relationship with us or any of our affiliates ceases due to disability, the optionholder may generally exercise any vested options for a period of 12 months following the cessation of service. In the event of a termination for cause, options generally terminate upon the termination date. In no event may an option be exercised beyond the expiration of its term.
Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (1) cash, check, bank draft or money order, (2) a broker-assisted cashless exercise, (3) the tender of shares of our common stock previously owned by the optionholder, (4) a net exercise of the option if it is an NSO or (5) other legal consideration approved by the plan administrator.
Unless the plan administrator provides otherwise, options or stock appreciation rights generally are not transferable except by will or the laws of descent and distribution. Subject to approval of the plan administrator or a duly authorized officer, an option may be transferred pursuant to a domestic relations order, official marital settlement agreement or other divorce or separation instrument.
Tax Limitations on ISOs. The aggregate fair market value, determined at the time of grant, of our common stock with respect to ISOs that are exercisable for the first time by an award holder during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our parent or subsidiary corporations unless (1) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (2) the term of the ISO does not exceed five years from the date of grant.
Restricted Stock Unit Awards. Our 2024 Plan allows for the grant of RSU awards pursuant to restricted stock unit award agreements adopted by the plan administrator. RSU awards may be granted in consideration for any form of legal consideration that may be acceptable to our board of directors and permissible under applicable law. An RSU award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator or in any other form of consideration set forth in the RSU award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by an RSU award. Except as otherwise provided in the applicable award agreement or other written agreement between us and the recipient approved by the plan administrator, RSU awards that have not vested will be forfeited once the participant’s continuous service ends for any reason.
Restricted Stock Awards. Our 2024 Plan allows for the grant of restricted stock awards pursuant to restricted stock award agreements adopted by the plan administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past or future services to us or any other form of legal consideration that may be acceptable to our board of directors and permissible under applicable law. The plan administrator will determine the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with us ends for any reason, we may receive any or all of the shares of common stock held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition or a repurchase right.
Stock Appreciation Rights. Our 2024 Plan allows for the grant of stock appreciation rights pursuant to stock appreciation right agreements adopted by the plan administrator. The plan administrator will determine the purchase price or strike price for a stock appreciation right, which generally will not be less than 100% of the fair market value of our common stock on the date of grant. A stock appreciation right granted under our 2024 Plan will vest at the rate specified in the stock appreciation right agreement as determined by the plan administrator. Stock appreciation rights may be settled in cash or shares of common stock or in any other form of payment as determined by our board of directors and specified in the stock appreciation right agreement.
The plan administrator will determine the term of stock appreciation rights granted under our 2024 Plan, up to a maximum of 10 years. If a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, disability or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. This period may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. If a participant’s service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a stock appreciation right be exercised beyond the expiration of its term.
Performance Awards. Our 2024 Plan will permit the grant of performance awards that may be settled in stock, cash, or other property. Performance awards may be structured so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. Performance awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the common stock.
The performance criteria that will be used to establish such performance goals may be based on any one of, or combination of, the following as determined by the plan administrator: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; preclinical development related compound goals; financing; regulatory milestones, including approval of a compound; stockholder liquidity; corporate governance and compliance; product commercialization; intellectual property; personnel matters; progress of internal research or clinical programs; progress of partnered programs; partner satisfaction; budget management; clinical achievements; completing phases of a clinical trial (including the treatment phase); announcing or presenting preliminary or final data from clinical trials, in each case, whether on particular timelines or generally; timely completion of clinical trials; submission of INDs and BLAs and other regulatory achievements; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; research progress, including the development of programs; investor relations, analysts and communication; manufacturing achievements (including obtaining particular yields from manufacturing runs and other measurable objectives related to process development activities); strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with commercial entities with respect to the marketing, distribution and sale of the company’s product candidates (including with group purchasing organizations, distributors and other vendors); supply chain achievements (including establishing relationships with manufacturers or suppliers of active pharmaceutical ingredients and other component materials and manufacturers of the company’s product candidates); co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the plan administrator.
The performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise (i) in the award agreement at the time the award is granted or (ii) in such other document setting forth the performance goals at the time the goals are established, we will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under our bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; and (12) to exclude the effects of the timing of acceptance for review and/or approval of submissions to the FDA, EMA or other comparable regulatory authority. In addition, we retain the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of the goals. The performance goals may differ from participant to participant and from award to award.
Other Awards. The plan administrator will be permitted to grant other awards based in whole or in part by reference to our common stock. The plan administrator will set the number of shares under the award (or cash equivalent) and all other terms and conditions of such awards.
Changes to Capital Structure. In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split or recapitalization, appropriate adjustments will be made to (1) the class and maximum number of shares reserved for issuance under our 2024 Plan, (2) the class and maximum number of shares by which the share reserve may increase automatically each year, (3) the class and maximum number of shares that may be issued on the exercise of ISOs and (4) the class and number of shares and exercise price, strike price or purchase price, if applicable, of all outstanding awards.
Corporate Transactions. In the event of a corporate transaction, unless otherwise provided in a participant’s award agreement or other written agreement with us or one of our affiliates or unless otherwise expressly provided by the plan administrator at the time of grant, any awards outstanding under our 2024 Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by us with respect to the award may be assigned to the successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such awards, then (1) with respect to any such awards that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction, or current participants, the vesting (and exercisability, if applicable) of such awards will be accelerated in full to a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate transaction), and such awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by us with respect to such awards will lapse (contingent upon the effectiveness of the corporate transaction) and (2) any such awards that are held by persons other than current participants will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction, except that any reacquisition or repurchase rights held by us with respect to such awards will not terminate and may continue to be exercised notwithstanding the corporate transaction.
In the event an award will terminate if not exercised prior to the effective time of a corporate transaction, the plan administrator may provide, in its sole discretion, that the holder of such award may not exercise such award but instead will receive a payment equal in value to the excess (if any) of (1) the per share amount payable to holders of common stock in connection with the corporate transaction, over (2) any per share exercise price payable by such holder, if applicable. In addition, any escrow, holdback, earn out or similar provisions in the definitive agreement for the corporate transaction may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of common stock.

Under our 2024 Plan, a corporate transaction is generally defined as the consummation of: (1) a sale of all or substantially all of our assets, (2) the sale or disposition of at least 50% of our outstanding securities, (3) a merger or consolidation where we do not survive the transaction or (4) a merger or consolidation where we do survive the transaction but the shares of our common stock outstanding immediately before such transaction are converted or exchanged into other property by virtue of the transaction.
Change in Control. Awards granted under our 2024 Plan may be subject to acceleration of vesting and exercisability upon or after a change in control as may be provided in the applicable award agreement or in any other written agreement between us or any affiliate and the participant, but in the absence of such provision, no such acceleration will automatically occur.
Under our 2024 Plan, a change in control is generally defined as: (1) the acquisition by any person or company of more than 50% of the combined voting power of our then outstanding stock; (2) a consummated merger, consolidation or similar transaction in which our stockholders immediately before the transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity) in substantially the same proportions as their ownership immediately prior to such transaction; (3) a consummated sale, lease, exclusive license or other disposition of all or substantially all of our assets other than to an entity more than 50% of the combined voting power of which is owned by our stockholders in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction; or (4) when a majority of our board of directors becomes comprised of individuals who were not serving on our board of directors on the date our 2024 Plan was adopted by the board of directors, or the incumbent board, or whose nomination, appointment, or election was not approved by a majority of the incumbent board still in office.
Plan Amendment or Termination. Our board of directors has the authority to amend, suspend or terminate our 2024 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. No ISOs may be granted after the tenth anniversary of the date our board of directors adopts our 2024 Plan. No awards may be granted under our 2024 Plan while it is suspended or after it is terminated.
U.S. Federal Income Tax Consequences
The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the 2024 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award under the 2024 Plan. The 2024 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income, as well as the requirement of reasonableness, the provisions and limitations of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.
The exemption from Section 162(m)’s deduction limit for performance-based compensation has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our covered executive officers in excess of $1 million will not be deductible unless it qualifies for transition relief applicable to certain performance-based compensation arrangements already in place as of November 2, 2017.
Nonstatutory Stock Options. Generally, there is no taxation upon the grant of a nonstatutory stock option if the option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an optionholder will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionholder is employed by us or one of our affiliates, that income will be subject to withholding tax. The optionholder’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionholder’s capital gain holding period for those shares will begin on that date. Subject to the requirement of reasonableness, the provisions and limitations of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionholder.

Incentive Stock Options. The 2024 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, an optionholder generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the optionholder holds a share received on exercise of an ISO for more than two years from the date the option was granted and more than one year from the date the option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be a long-term capital gain or loss.
If, however, an optionholder disposes of a share acquired on exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the optionholder generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the optionholder will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be a short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.
For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the optionholder’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.
We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionholder, subject to the requirement of reasonableness and the provisions and limitations of Section 162(m) of the Code, and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.
Restricted Stock Awards. Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days after his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Subject to the requirement of reasonableness, the provisions and limitations of Section 162(m) and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.
Stock Appreciation Rights. Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the date of grant, the recipient will recognize ordinary income equal to the fair market value of stock or cash received upon such exercise. If the recipient is employed by us or one of our affiliates, that income will be subject to withholding taxes. Subject to the requirement of reasonableness, the provisions and limitations of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to an income tax deduction equal to the amount of ordinary income realized by the recipient of the stock appreciation right.

Restricted Stock Units. Generally, the recipient of a restricted stock unit award structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the shares are delivered to the participant in an amount equal to the excess, if any, of the fair market value of the shares received over any amount paid by the recipient in exchange for the shares. If a restricted stock unit award is subject to Section 409A of the Code, the shares subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability, or a change in control. If delivery occurs on another date, unless the restricted stock unit awards otherwise comply with or qualify for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid, if any, for shares plus any ordinary income recognized when the stock is delivered. Subject to the requirement of reasonableness, the provisions and limitations of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to an income tax deduction equal to the amount of ordinary income realized by the participant.
New Plan Benefits
Awards under the 2024 Plan are discretionary. Accordingly, no awards that may be made under the 2024 Plan to any of our Named Executive Officers are currently determinable, as there are no guaranteed or contractually required awards. Future grants to the Named Executive Officers are subject to approval of our Board or the applicable committee. As described under “Director Compensation” in this proxy statement, each Non-Employee Director will automatically be granted each year, including at the 2024 annual meeting, 23,000 restricted stock units and an option to purchase 23,000 shares of the company’s common stock at an exercise price per share equal to the fair market value of a share of common stock on the date of grant.
THE BOARD RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 4.

EXECUTIVE OFFICERS OF THE COMPANY
The following table sets forth information regarding our executive officers as of April 15, 2024:
Name	Age	Position
David Angulo, M.D.	59	Chief Executive Officer and Director
Ivor Macleod, MBA, CPA	63	Chief Financial Officer
Scott Sukenick	46	General Counsel
Dr. Angulo’s biography is included above under “Proposal 1 - Election of Directors.”
Ivor Macleod, MBA, CPA, has served as our Chief Financial Officer since October 2022. Prior to joining SCYNEXIS, Mr. Macleod served as Chief Financial Officer at Athersys, Inc., a clinical stage biotechnology company focused on regenerative medicine, from January 2020 to October 2022, in which role he was responsible for the Finance, Accounting, Investor Relations, and Corporate Communications departments. Previously he served as the Chief Financial Officer and Chief Compliance Officer of Eisai Inc., the U.S. pharmaceutical subsidiary of Eisai Co., Ltd., a Japanese research-based human health care company that discovers, develops and markets products globally, from 2015 to 2018, in which role he was responsible for the Finance, Accounting, and Commercial Analytics groups as well as overseeing both Corporate and Commercial Compliance. Prior to joining Eisai, Mr. Macleod served as Vice President Finance – Merck Research Labs at Merck & Co., Inc., a global healthcare company that delivers innovative health solutions through its prescription medicines, vaccines, biologic therapies and animal health products, from 2012 to 2015. Before joining Merck, Mr. Macleod served from 1998 to 2012 at F. Hoffmann-La Roche, Inc., a multinational health care company, in various roles, including as North American Chief Financial Officer from 2000 to 2011 as well as General Manager from 2010 to 2011. Mr. Macleod received his B.Sc. from St. Andrews University in Scotland and his M.B.A. from the University of Arizona. Mr. Macleod is a Certified Public Accountant licensed in Virginia.
Scott Sukenick has served as our Chief Legal Officer since May 2023 and as our General Counsel since November 2017. Prior to joining SCYNEXIS, Mr. Sukenick was an attorney at the law firm Cooley LLP from October 2012 to November 2017, where he focused on life sciences litigation and strategic intellectual property management. From September 2010 to October 2012, he worked at Patterson Belknap Webb & Tyler LLP, where he primarily represented pharmaceutical and medical device companies in patent litigation. He started his legal career and worked at Simpson Thacher & Bartlett LLP from September 2006 to September 2010, where his practice focused on complex commercial litigation and intellectual property transactional matters. Mr. Sukenick is a registered patent attorney. He obtained a B.S. in Biology and a B.A. in Chemistry from Duke University and a J.D. from Harvard University.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information regarding the beneficial ownership of our common stock as of March 31, 2024, by the following:
•	each of our directors and named executive officers;
•	all of our directors and executive officers as a group; and
•	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock.
The following table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. Applicable percentages are based on 37,779,796 shares outstanding on March 31, 2024 adjusted as required by rules promulgated by the SEC.
Name of Beneficial Owner	Number of Shares That Can be Acquired w/in 60 Days of March 31, 2024(1)	Number of Shares Beneficially Owned	Percentage Total
5% Stockholders:
Federated Hermes, Inc.(2)	(2)	8,094,700	19.99%
Avidity Partners Management LP(3)	(3)	4,105,210	9.99%
Kingdon Capital Management, L.L.C.(4)	(4)	2,237,048	5.92%

Named Executive Officers and Directors:
David Angulo, M.D.	298,213	418,161	1.10%
Ivor Macleod	80,760	91,270	*
Scott Sukenick	159,644	239,497	*
Armando Anido	39,500	54,500	*
Steven C. Gilman, Ph.D.	41,661	55,661	*
Ann F. Hanham, Ph.D.	40,129	53,751	*
David Hastings	37,747	50,930	*
Guy Macdonald	57,571	79,571	*
Philippe Tinmouth	36,500	54,500	*
All executive officers and directors as a group (9 persons)(5)	791,725	1,097,841	2.85%
*	Less than 1% of the outstanding shares of common stock.
(1)	Reflects shares that may be acquired within 60 days of March 31, 2024, pursuant to the exercise of stock options or warrants.
(2)
The amount reported as beneficially owned in the table is based solely on a Schedule 13G/A filed with the SEC on January 18, 2024, reporting beneficial ownership as of December 31, 2023, and this number may have changed subsequent to December 31, 2023. The amount in the table that may be acquired within 60 days of March 31, 2024 is unknown to us as the Schedule 13G/A does not delineate between shares held and shares that may be acquired within 60 days of March 31, 2024; however, Federated Hermes, Inc. (“Federated”) holds warrants sufficient to enable it to purchase shares that will result in its ownership increasing up to 19.99% of our common stock and, accordingly, we are reporting the percentage beneficial ownership as such amount. All of the outstanding voting stock of Federated is held in the Voting Shares Irrevocable Trust (the “Trust”) for which Thomas R. Donahue, Ann C. Donahue and J. Christopher Donahue act as trustees (collectively, the “Trustees”). Each of Federated and the Trust have sole voting and investment power over the shares reflected in the table, and each of the Trustees have shared voting and investment power over the shares reflected in the table. Federated, the Trust, and each of the Trustees expressly disclaim beneficial ownership of the shares reflected in the table. The principal business address for Federated, the Trust and the Trustees is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

(3)
Avidity Master Fund LP (“Avidity”) beneficially owns 9.99% of our common stock, which includes shares held by Avidity and shares that may be acquired by Avidity upon exercise of warrants. Avidity Partners Management LP filed a Schedule 13G/A filed with the SEC on February 13, 2024, reporting beneficial ownership of shares as of December 31, 2023 based on our outstanding common stock as of November 1, 2023, and this number may have changed subsequent to December 31, 2023. The amount in the table that is owned and the amount that may be acquired within 60 days of March 31, 2024 is unknown to us as the Schedule 13G/A does not delineate between shares held and shares that may be acquired within 60 days of December 31, 2023; however, Avidity holds warrants sufficient to enable it to purchase shares that will result in its ownership increasing up to 9.99% of our common stock. As of December 31, 2023, each of Avidity Partners Management LP, Avidity Partners Management (GP) LLC, Avidity Capital Partners Fund (GP) LP, Avidity

Capital Partners (GP) LLC, David Witzke and Michael Gregory had shared voting and investment power over 3,968,816 of our shares, Avidity Master Fund LP had shared voting and investment power over 4,105,210 of our shares and Avidity Private Master Fund I LP had shared voting and investment power over 3,993,213 of our shares. The principal business address for these entities is 2828 N Harwood Street, Suite 1220, Dallas, Texas 75201.
(4)
The amount reported as beneficially owned in the table is based solely on a Schedule 13G/A filed with the SEC on November 29,2023, reporting beneficial ownership as of November 20, 2023, and this number may have changed subsequent to November 20, 2023. The amount in the table that may be acquired within 60 days of March 31, 2024 is unknown to us as the Schedule 13G/A does not delineate between shares held and shares that may be acquired within 60 days of March 31, 2024. As of November 20, 2023, each of Kingdon Capital Management, L.L.C. and Mark Kingdon had shared voting and investment power over 2,237,048 of our shares and each of M. Kingdon Offshore Master Fund L.P. and Kingdon GP, LLC had shared voting and investment power over 1,982,491 of our shares. The principal business address for these entities is 152 West 57th Street, 50th Floor, New York, New York 10019.

(5)	Consists of shares held by each executive officer and director as of March 31, 2024, including the shares described in footnote (1) above.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires executive officers, directors and persons who beneficially own more than 10% of a company’s common stock to file initial reports of ownership and reports of changes in ownership with the SEC.
Based solely on our review of electronic filings with the SEC of such reports and written representations from our executive officers and directors that no Form 5 is required, we believe that our executive officers and directors complied with all Section 16(a) filing requirements during the fiscal year ended December 31, 2023, except that one Form 4 that was inadvertently filed late by each of Armando Anido, Steven Gilman, Ann Hanham, David Hastings, Guy Macdonald and Philippe Tinmouth due to an administrative oversight, reporting one transaction on June 15, 2023.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information with respect to all of our equity compensation plans in effect as of December 31, 2023.
	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(1)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity Compensation Plans approved by security holders	3,503,543	$5.18	2,322,247(2)(3)
Equity Compensation Plans not approved by security holders	250,626	$7.54	633,590(4)
Total	3,754,169	$5.33	2,955,837
(1)
The weighted-average exercise price includes shares issuable upon vesting of outstanding awards of restricted stock units, which have no exercise price. Excluding the shares issuable upon vesting of outstanding awards of restricted stock units, the weighted average exercise price for outstanding awards under equity compensation plans approved by securityholders was $11.14, the weighted average exercise price for outstanding awards under equity compensation plans not approved by securityholders was $7.91, and the total was $10.72.

(2)
Pursuant to the terms of the SCYNEXIS, Inc. 2014 Equity Incentive Plan, the share reserve automatically increased on January 1st of each year, for a period of not more than ten years, commencing on January 1, 2015, and ending on (and including) January 1, 2024, in an amount equal to 4.0% of the total number of shares of capital stock outstanding on December 31st of the preceding calendar year.

(3)
As of December 31, 2023, a total of 1,474,045 shares remained available for future issuance under the SCYNEXIS, Inc. 2014 Employee Stock Purchase Plan, as amended in May 2023 (“Amended 2014 ESPP”). The number of shares of securities to be issued upon exercise of outstanding options, warrants and rights does not include shares of common stock subject to rights outstanding under the Amended 2014 ESPP as the number of shares to be issued pursuant to these rights is not known as of December 31, 2023.

(4)
Our board of directors adopted the 2015 Inducement Award Plan (“2015 Plan”) on March 26, 2015 and it was amended on June 9, 2019, April 30, 2021, and October 18, 2022 to increase the share reserve from 45,000 to 90,000; from 90,000 to 500,000; and from 500,000 to 900,000 shares of our common stock, respectively. The 2015 Plan provides for the grant of nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, and other forms of equity compensation (collectively, stock awards), all of which may be granted to persons not previously employees or directors of SCYNEXIS, or following a bona fide period of non-employment, as an inducement material to the individuals’ entering into employment with the company within the meaning of Nasdaq Listing Rule 5635(c)(4). If a stock award granted under the 2015 Plan expires or otherwise terminates without all of the shares covered by the stock award having been issued, or is settled in cash, or shares are withheld to satisfy tax withholding obligations, then the shares of our common stock not acquired or withheld pursuant to the stock award again will become available for subsequent issuance under the 2015 Plan.

EXECUTIVE COMPENSATION
COMPENSATION OF EXECUTIVE OFFICERS
Summary Compensation Table
The following table provides information regarding the compensation of our principal executive officer, our principal financial officer and our other highest paid executive officer as of December 31, 2023, for each of the years ended December 31, 2023 and 2022. We refer to these executive officers as our named executive officers.
Name and Principal Position	Year	Salary ($)	Stock Awards(1) ($)	Option Awards(1) ($)	Nonequity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
David Angulo, M.D.(2) President and Chief Executive Officer	2023	565,000	171,600	175,081	265,000	38,029(3)	1,214,710
	2022	482,326	281,050	256,097	125,700	23,662	1,168,835
Ivor Macleod(5) Chief Financial Officer	2023	435,000	—	—	155,600	36,296(4)	626,896
Scott Sukenick Chief Legal Officer	2023	423,333	313,000	—	153,100	47,264(6)	936,697
	2022	395,283	223,850	210,903	103,700	43,071	976,807
(1)
The amounts in this column reflect the aggregate grant date fair value of restricted stock unit awards, performance-based restricted stock unit awards, and option awards, as applicable, granted during the fiscal year indicated, as computed in accordance with FASB ASC Topic 718. Under SEC rules, performance-based restricted stock unit awards, which were granted in 2023, are valued based on the probable outcome of the performance conditions associated with these awards, which was determined to be not probable at grant. As a result, no amount in respect of these performance-based restricted stock unit awards has been included in the table above. The grant date fair value of these performance-based restricted stock unit awards, assuming the performance conditions are achieved in full, is $348,000 for Dr. Angulo and $174,000 for each of Mr. Macleod and Mr. Sukenick. Additional information about the valuation methodologies and assumptions used in determining the amounts in this column are described in Note 13 to our financial statements included in our Annual Report on Form 10-K as filed on March 28, 2024. The table below lists the aggregate number of shares and additional information with respect to the restricted stock unit awards, performance-based restricted stock unit awards, and outstanding option awards held by each of our named executive officers as of December 31, 2023.

(2)	Dr. Angulo was promoted from Chief Medical Officer to President and Chief Executive Officer effective January 1, 2023.
(3)
This amount represents group life insurance premiums paid by us in the amount of $2,663, a match of contributions to our 401(k) savings plan of $9,900, and healthcare and disability insurance premiums paid by us of $25,466.

(4)
This amount represents group life insurance premiums paid by us in the amount of $3,049, a match of contributions to our 401(k) savings plan of $9,900, and healthcare and disability insurance premiums paid by us of $23,347.

(5)	Mr. Macleod was not a named executive officer in 2022. He was appointed as Chief Financial Officer on October 24, 2022.
(6)
This amount represents group life insurance premiums paid by us in the amount of $674, a match of contributions to our 401(k) savings plan of $9,900, and healthcare and disability insurance premiums paid by us of $36,690.

Narrative Disclosure to Summary Compensation Table
The elements of the compensation program for our named executive officers include: base salary; an annual cash (non-equity) incentive plan bonus; long-term equity awards; and eligibility to participate in employee benefit and 401(k) plans. The Compensation Committee and the Board of Directors determines compensation amounts based on individual and corporate performance, market data, and other information following discussion and consultation with Pearl Meyer, the Compensation Committee’s independent compensation consultant.
Annual Base Salary
Base salaries for our named executive officers are initially established through arm’s-length negotiation at the time the executive is hired or promoted, taking into account such executive’s qualifications, experience, prior salary, the scope of his or her responsibilities, and competitive market compensation paid by other companies for similar positions within the industry. Base salaries are reviewed annually, typically in connection with our annual performance review process, and adjusted from time to time to realign salaries with market levels of compensation paid by our peer companies and after taking into account individual responsibilities, performance and experience. In making decisions regarding salary increases, we draw upon the expertise of our independent compensation consultant, who provides comparative compensation data from similar companies in our industry. We also draw upon the experience of members of our Board of Directors with other companies. The

Compensation Committee has not previously applied specific formulas to determine increases, although it has generally awarded increases as a percentage of an executive officer’s then-current base salary. This strategy is consistent with our intent of offering base salaries that are cost-effective while remaining competitive.
The compensation of our named executive officers other than our Chief Executive Officer is generally determined and approved by our Compensation Committee. The compensation of our Chief Executive Officer had, through March 2024, been determined and approved by our Compensation Committee without members of management present. Going forward, the compensation of our Chief Executive Officer will be determined and approved by our Board of Directors without members of management present, based on recommendations from our Compensation Committee.
The 2023 annual base salaries for our named executive officers are set forth in the table below.
Name	2023 Base Salary ($)
David Angulo, M.D.(1)	565,000
Ivor Macleod(2)	435,000
Scott Sukenick(3)	428,000
(1)
Dr. Angulo’s base salary was increased to $565,000 upon his promotion from Chief Medical Officer to President and Chief Executive Officer effective January 1, 2023. In January 2024, our Compensation Committee increased his annual salary to $601,000.

(2)
Mr. Macleod joined us as Chief Financial Officer on October 24, 2022 at an annual salary of $435,000, which was unchanged in 2023. In January 2024, our Compensation Committee increased his annual salary to $452,400.

(3)	In January 2024, our Compensation Committee increased Mr. Sukenick’s annual salary to $445,120.
Annual Performance-Based Bonus Opportunity
We seek to motivate and reward our executives for achievements relative to our corporate goals and expectations for each fiscal year. In 2023, each of our named executive officers was eligible to receive an annual performance bonus based on the achievement of performance goals as determined by our Board of Directors or an authorized committee thereof. Each named executive officer has a target bonus represented as a percentage of base salary (a “target bonus percentage”) each of which is set forth below:
Name	2023 Target Bonus
David Angulo, M.D.	55%
Ivor Macleod	40%
Scott Sukenick	40%
The annual corporate performance goals are generally tied to achievement of research and development, finance, and other milestones important to our business. The Compensation Committee and our Board of Directors reviews the Company’s achievement of the corporate goals in their totality, taking into account the Company’s overall performance for the year.
The corporate goals established and achieved for 2023 included various research and development activities and objectives, finance objectives, and business development objectives. The annual performance bonus for our Chief Executive Officer is tied entirely to the achievement of corporate goals, resulting in an annual performance bonus of $265,000 for Dr. Angulo. For our other named executive officers, the annual performance bonus is determined based on the achievement of corporate goals (weighted 80%) and individual performance (weighted 20%), resulting in annual performance bonuses of $155,600 and $153,100 for Mr. Macleod and Mr. Sukenick, respectively.
Equity-Based Incentive Awards
Our long-term, equity-based incentive awards are designed to align the interests of our executive officers and our other employees, non-employee directors, and consultants with the interests of our stockholders. Because vesting is generally subject to continued service over a period of several years following the date of grant, our equity-based incentives also serve as a retention device for executive officers, employees and other service providers. We generally provide initial equity-based incentive awards in connection with the commencement of employment of our executive officers as an inducement to commencement of employment, and we generally grant annual equity-based incentive awards to our executive officers shortly following the end of each year, each of which are subject to vesting over a period of multiple years in order to facilitate retention.

In January 2023, in connection with his promotion to Chief Executive Officer, the Compensation Committee awarded to Dr. Angulo restricted stock units to acquire 110,000 shares and an option award to purchase 165,000 shares. In January 2023, as part of its annual performance compensation review, and taking into account the recent equity grants to Dr. Angulo upon his promotion to Chief Executive Officer and to Mr. Macleod upon his appointment as Chief Financial Officer, the Compensation Committee (a) awarded the following performance-based restricted stock units to our named executive officers to acquire the following numbers of shares: Dr. Angulo, 200,000 shares; Mr. Macleod, 100,000 shares; and Mr. Sukenick, 100,000 shares,1 and (b) awarded to Mr. Sukenick restricted stock units to acquire 100,000 shares. In May 2023, in connection with his promotion to Chief Legal Officer, the Compensation Committee granted to Mr. Sukenick additional restricted stock units to acquire 50,000 shares.
The stock option described above vests in equal monthly installments for 48 months as measured from the date of grant, subject to Dr. Angulo’s continued employment through the respective vesting date and allows Dr. Angulo to purchase shares of our common stock at a price equal to $1.56, the fair market value of our common stock on January 1, 2023, the date of grant. The shares subject to the performance-based restricted stock units vest upon achievement of certain pre-set goals. The shares subject to the restricted stock units vest over three years in equal annual installments.
Other Compensation and Benefits
All of our named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, vision and life plans, and our 401(k) plan, in each case on the same basis as all of our other employees. We pay the premiums for the life insurance for all of our employees, including our named executive officers.
Outstanding Equity Awards as of December 31, 2023
The following table provides information regarding outstanding equity awards held by our named executive officers as of December 31, 2023.
	Stock Options				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable(1)	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Restricted Stock Units that have not Vested	Market Value of Non-Vested Restricted Stock Units that have not Vested(5)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(5)
David Angulo, M.D.	12,500	—(2)	$86.50	6/3/2025
	7,000	—(3)	$40.50	3/31/2026
	13,999	—(3)	$30.20	1/30/2027
	19,999	—(3)	$16.90	2/9/2028
	14,999	— (3)	$13.80	2/15/2029
	44,061	938(3)	$8.63	1/30/2030
	47,395	17,605(3)	$7.47	1/28/2031
	38,958	46,042(3)	$4.60	2/3/2032
	37,812	127,188(3)	$1.56	1/1/2033
					25,550(4)	$56,977
					110,000(6)	$245,300
							200,000(8)	$446,000
[1]	These performance-based restricted stock units vest upon the achievement of certain clinical development and regulatory milestones by specific dates.

	Stock Options				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable(1)	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Restricted Stock Units that have not Vested	Market Value of Non-Vested Restricted Stock Units that have not Vested(5)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(5)
Scott Sukenick	16,000	—(2)	$17.50	11/15/2027
	1,500	—(3)	$16.90	2/9/2028
	10,000	—(3)	$13.80	2/15/2029
	24,479	521(3)	$8.63	1/30/2030
	29,166	10,834(3)	$7.47	1/28/2031
	32,083	37,197(3)	$4.60	2/3/2032
					20,350(4)	$45,381
					100,000(7)	$223,000
					50,000(7)	$111,500
							100,000(8)	$223,000
Ivor Macleod	49,583	120,417(2)	$2.22	10/24/2032
					10,000(6)	$22,300
							100,000(8)	$223,000
(1)
The options listed are fully vested or are subject to an early exercise right and may be exercised in full prior to vesting of the shares underlying such options. Vesting of all options is subject to continued service on the applicable vesting date.

(2)
25% of the shares subject to this option vested on the one-year anniversary of the grant date, and 2.08% of the shares subject to the option vest on each of the next 36 months thereafter, provided the executive continues to provide continuous services to us.

(3)	2.08% of the shares subject to this option vest monthly for 48 months as measured from the date of grant.
(4)	50% of the shares subject to these restricted stock units vest annually over two years.
(5)	Year-end market price is based on the December 30, 2023 Nasdaq closing price of $2.23.
(6)	Represents restricted stock units that vest one third per year over three years on the anniversary of the date of grant.
(7)	Represents restricted stock units that vest over three years in equal, annual installments.
(8)	Represents performance-based restricted stock units that vest upon the achievement of certain clinical development and regulatory milestones by specific dates.
Employment Agreements
We have entered into an employment agreement with each of our named executive officers. These agreements generally provide for “at will” employment and set forth the terms and conditions of employment of each named executive officer. Each of the executive officers entered into a confidentiality, invention and non-competition agreement with us, which is incorporated by reference in his employment agreement.
Employment agreement with Dr. Angulo. We entered into an employment agreement with Dr. Angulo in January 2023 setting forth the terms of Dr. Angulo’s employment as our Chief Executive Officer. Pursuant to the agreement, Dr. Angulo was entitled to receive an annual salary of $565,000 (which was subsequently increased to $601,000 for 2024) and is eligible to receive an annual performance bonus of up to 55% of his base salary and certain equity awards. Dr. Angulo is entitled to certain severance payments and benefits under his employment agreement, subject to executing a release and settlement agreement in a form acceptable to us, as further described below.
Employment agreement with Mr. Macleod. We entered into an employment agreement with Mr. Macleod in October 2022 setting forth the terms of Mr. Macleod’s employment as our Chief Financial Officer. Pursuant to the agreement, Mr. Macleod was entitled to receive an annual salary of $435,000 (which was subsequently increased to $452,400 for 2024) and is eligible to receive an annual performance bonus of up to 40% of his base salary and certain equity awards. Mr. Macleod is entitled to certain severance payments and benefits under his employment agreement, subject to executing a release and settlement agreement in a form acceptable to us, as further described below.
Employment agreement with Mr. Sukenick. We entered into an employment agreement with Mr. Sukenick in November 2017 setting forth the terms of Mr. Sukenick’s employment as our General Counsel. Pursuant to the agreement, Mr. Sukenick was entitled to receive an annual salary of $320,000 (which has been subsequently increased to $428,000 for 2023, and $445,120 for 2024) and is eligible to receive an annual performance bonus of up to 40% of his base salary and certain equity awards. Mr. Sukenick is entitled to certain severance payments and benefits under his employment agreement, subject to executing a release and settlement agreement in a form acceptable to us, as further described below.
Termination and Change in Control Severance Benefits
Severance Agreements with Dr. Angulo, Mr. Macleod and Mr. Sukenick
Dr. Angulo, Mr. Macleod and Mr. Sukenick are entitled to certain severance payments and benefits under their respective employment agreements, subject to the applicable executive officer executing a release and settlement agreement in a form acceptable to us.
In the event of a termination without “just cause” by us or an executive officer’s resignation for “good reason” at any time other than during the twelve-month period following a “change in control” (or, for Dr. Angulo, during the ninety (90) day period prior to a “change in control”), the executive officer is eligible to receive the following payments and benefits:
•
in the case of Dr. Angulo, a cash amount equal to 18 months of his then current base salary, which will be paid out in a lump sum on the 60th day following his termination date, and in the case of each of Mr. Macleod and Mr. Sukenick, a cash amount equal to six months of the applicable executive officer’s then current base salary, which will be paid over six months, commencing with the first payroll period following the effective date of their release;

•
the vesting and exercisability of all outstanding options to purchase our common stock held by an eligible executive officer will be accelerated, and any repurchase rights held by us with respect to our common stock issued or issuable pursuant to any other stock award granted to such executive officer will lapse, with respect to the same number of shares as if the executive officer had continued employment for an additional 18 months in the case of Dr. Angulo and an additional six months in the case of each of Mr. Macleod and Mr. Sukenick; and

•
if the executive officer elects COBRA coverage and timely pays their portion of the applicable premiums, payment of the same percentage of the COBRA premiums for continued medical, dental, and vision group health coverage as we paid prior to the executive officer’s termination, until the earlier of (a) 18 months in the case of Dr. Angulo and six months in the case of each of Mr. Macleod and Mr. Sukenick, (b) such time as the executive officer becomes enrolled in the group health insurance plan of another employer or (c) the executive officer becomes entitled to Medicare after the COBRA election.

In the event of a termination without “just cause” by us or an executive officer’s resignation for “good reason” at any time during the period that is within twelve months following a “change in control,” the executive officer is eligible to receive the following payments and benefits:
•
in the case of Dr. Angulo, a cash amount equal to 24 months of his then current base salary, which will be paid out in a lump sum on the 60th day following his termination date, and in the case of each of Mr. Macleod and Mr. Sukenick, a cash amount equal to 12 months of the applicable executive officer’s then current base salary, which will be paid over 12 months, commencing with the first payroll period following the effective date of their release and settlement agreement;

•
the vesting and exercisability of all outstanding options to purchase our common stock held by the executive officer will be accelerated in full, and any repurchase rights held by us respect to our common stock issued or issuable pursuant to any other stock award granted to such executive officer will lapse; and

•
payment of the same percentage of the COBRA premiums for continued medical, dental, and vision group health coverage as we paid prior to the executive officer’s termination, until the earlier of (a) 24 months in the case of Dr. Angulo, and 12 months in the case of each of Mr. Macleod and Mr. Sukenick, (b) such time as the executive officer becomes enrolled in the group health insurance plan of another employer or (c) the executive officer becomes entitled to Medicare after the COBRA election.

Each executive officer’s employment agreement contains a “better after-tax” provision, which provides that if any of the payments to the executive officer constitutes a parachute payment under Section 280G of the Internal Revenue Code, the payments will either be (i) reduced or (ii) provided in full to the executive, whichever results in the executive receiving the greater amount after taking into consideration the payment of all taxes, including the excise tax under Section 4999 of the Internal Revenue Code, in each case based upon the highest marginal rate for the applicable tax.
For purposes of the agreements described above:
•
“change in control” generally means the occurrence of any of the following: (a) our company being party to any merger, consolidation or other similar transaction that results in our stockholders immediately before the merger, consolidation or other similar transaction owning less than 50% of the equity, or possessing less than 50% of the voting control, of us or the successor entity in the merger, consolidation or similar transaction; (b) any liquidation, dissolution or other sale or disposition of all or substantially all of our assets; or (c) our stockholders sell or otherwise dispose of our capital stock in a single transaction or series of related transactions such that the stockholders immediately before such transaction or related transactions own less than 50% of the equity, and possess less than the voting power, of our capital stock; provided, however, that an initial public offering or subsequent public offering of our common stock does not constitute a “change in control.”

•
“just cause” generally means any of the following: (a) the executive officer’s willful and material breach of his employment agreement and the executive officer’s continued failure to cure such breach to the reasonable satisfaction of our board of directors within thirty days following written notice of such breach from our board of directors; (b) the executive officer’s conviction of, or entry of a plea of guilty or nolo contendere to a felony or a misdemeanor involving moral turpitude; (c) the executive officer’s willful commission of an act of fraud, breach of trust or dishonesty, including without limitation embezzlement or an act that results in material damage or harm to our business, financial condition or assets; (d) the executive officer’s intentional damage or destruction of our substantial property; or (e) the executive officer’s breach of the terms of his confidentiality agreement with us.

•
“good reason” generally means any of the following without the executive officer’s express written consent: (a) assignment to, or withdrawal from, the executive officer of any duties or responsibilities that results in a material diminution in the executive officer’s authority, duties or responsibilities as in effect immediately prior to such change; (b) a material diminution in the authority, duties or responsibilities of the supervisor to whom the executive officer is required to report, including (if applicable) a requirement that the executive officer report to a corporate officer or employee instead of reporting directly to our board of directors; (c) a material reduction by us of the executive officer’s annual base salary; (d) a relocation of the executive officer or our principal executive offices if the executive officer’s principal office is at such offices, to a location more than 60 miles from the location at which the executive officer is then performing his duties; or (e) a material breach by us of any provision of the executive officer’s employment agreement or any other enforceable written agreement between us and the executive officer.

In addition to the amounts presented above, each executive officer is eligible to receive any benefits accrued under our broad-based benefit plans, such as accrued vacation pay, in accordance with those plans and policies. In the event that we determine that an executive officer has earned all or a portion of his annual performance bonus, we will pay the executive officer such earned amount within 30 days of the date of our determination.

Pay Versus Performance
The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company or the Compensation Committee view the link between the Company’s performance and Named Executive Officer pay. This disclosure is intended to comply with the requirements of Item 402(v) of Regulation S-K applicable to “smaller reporting companies.”
The following table reports the compensation of our principal executive officer (“PEO”) and the average compensation of the other named executive officers (“Non-PEO NEOs”) as reported in the Summary Compensation Table for the past two fiscal years, as well as their “compensation actually paid” as calculated in accordance with Item 402(v) of Regulation S-K and certain other performance measures required by the SEC rules.
Year(1)	Summary Compensation Table Total for PEO(1)		Compensation Actually Paid to PEO(2)		Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(5)	Net Income (Loss) (millions)(6)
(a)	PEO #1	PEO #2	PEO #1	Compensation PEO #2
2023	$1,214,710	$—	$1,494,868	$—	$781,796	$870,567	$30.10	$67,041
2022	$—	$2,608,785	$—	$1,001,981	$1,103,280	$451,277	$20.39	($62,809)
2021	$—	$1,714,217	$—	$1,243,090	$1,010,335	$838,793	$79.74	($32,866)
(1)
The amounts presented reflect the Summary Compensation Table Total for David Angulo, M.D. (PEO #1) and Marco Taglietti, M.D., (PEO #2) for the years in which they served as PEO. For the years presented in the table, Dr. Taglietti was our PEO from January 2021 (and prior) to December 2022, and Mr. Angulo was our PEO from January 2023 to December 2023.

(2)
The dollar amounts reported represent the amount of “compensation actually paid” to our PEO, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to our PEO during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to PEO #1’s total compensation for 2023 to determine the compensation actually paid:

Year(1)	Summary Compensation Table Total for PEO #1	Deduct: Grant Date Fair Value of “Stock Awards” and “Option Awards” columns in Summary Compensation Table for PEO #1	Add: Fair Value of Outstanding and Unvested Current Year Awards at Year End for PEO #1	Add: Change in Fair Value as of the Current Year End of Outstanding and Unvested Awards Granted in Prior Years for PEO #1	Add: Vesting Date Fair Value of Awards Granted in the Current Year that Vested in the Current Year for PEO #1	Add: Change in Fair Value as of the Vesting Date of Prior Year Awards that Vested During the Current Year for PEO #1	Compensation Actually Paid to PEO #1*
2023	$1,214,710	$346,681	$450,733	$59,412	$72,236	$44,458	$1,494,868
*	The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.
(3)
The dollar amounts reported represent the average of the amounts reported for our non-PEO NEOs as a group in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the non-PEO NEOs included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2023, Ivor Macleod and Scott Sukenick; (ii) for 2022, David Angulo, M.D., Scott Sukenick and Christine Coyne; and (iii) for 2021, David Angulo, M.D. and Christine Coyne.

(4)
The dollar amounts reported represent the average amount of “compensation actually paid” to the non-PEO NEOs as a group, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the non-PEO NEOs as a group during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the non-PEO NEOs as a group for each year to determine the compensation actually paid:

Year(1)	Summary Compensation Table Total for non-PEO NEOs	Deduct: Average Grant Date Fair Value of “Stock Awards” and “Option Awards” columns in Summary Compensation Table for Non-PEO NEOs	Add: Average Fair Value of Outstanding and Unvested Current Year Awards at Year End for Non-PEO NEOs	Add: Average Change in Fair Value as of the Current Year End of Outstanding and Unvested Awards Granted in Prior Years for Non-PEO NEOs	Add: Average Change in Fair Value as of the Vesting Date of Prior Year Awards that Vested During the Current Year for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs*
2023	$781,796	$156,500	$167,250	$59,780	$18,241	$870,567
*	The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.
(5)
Total Shareholder Return is based on the value of an initial fixed investment of $100 on December 31, 2020. Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s stock price at the end and the beginning of the measurement period by the Company’s stock price at the beginning of the measurement period.

(6)	The dollar amounts reported represent the amount of net loss reflected in our audited financial statements for the applicable year.
As required by Item 402(v) of Regulation S-K, we are providing the following graphs to illustrate the relationship between the pay and performance figures that are included in the pay versus performance tabular disclosure above. As noted above, compensation actually paid for purposes of the tabular disclosure and the following graphs were calculated in accordance with SEC rules and do not fully represent the actual final amount of compensation earned by or actually paid to our NEOs during the applicable years.
Compensation Actually Paid and Cumulative TSR

Compensation Actually Paid and Net Income

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of SCYNEXIS under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent we specifically incorporate such information by reference.

DIRECTOR COMPENSATION
The following table sets forth information regarding compensation earned by our non-employee directors during the fiscal year ended December 31, 2023.
Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Award(s)(2)	Total
Armando Anido	$52,500	$27,400	$18,854	$98,754
Steven C. Gilman, Ph.D.	$60,000	$27,400	$18,854	$106,254
Ann F. Hanham, Ph.D.	$59,000	$27,400	$18,854	$105,254
David Hastings	$58,000	$27,400	$18,854	$104,254
Guy Macdonald	$82,500	$27,400	$18,854	$128,754
Philippe Tinmouth	$49,000	$27,400	$18,854	$95,254
(1)
The amounts in this column reflect the aggregate grant date fair value of the one restricted stock award to acquire 10,000 shares of our common stock granted to each director during the fiscal year, as computed in accordance with FASB ASC Topic 718. The valuation methodologies and assumptions used in determining such amounts are described in Note 13 to our financial statements included in this Annual Report on Form 10-K. The table below lists the aggregate number of shares and additional information with respect to the outstanding option awards held by each of our non-employee directors as of December 31, 2023.

(2)
The amounts in this column reflect the aggregate grant date fair value of the one option award to purchase 10,000 shares of our common stock granted to each director during the fiscal year, as computed in accordance with FASB ASC Topic 718. The valuation methodologies and assumptions used in determining such amounts are described in Note 13 to our financial statements included in this Annual Report on Form 10-K. The table below lists the aggregate number of shares and additional information with respect to the outstanding option awards held by each of our non-employee directors as of December 31, 2023.

Information regarding Dr. Angulo, our Chief Executive Officer, is set forth under “Executive Compensation” above.
The following table sets forth information regarding the number of shares of our common stock subject to outstanding restricted stock units and stock options held by our non-employee directors as of December 31, 2023.
Name	Number of Shares Subject to Outstanding Options as of December 31, 2023	Number of Shares Subject to Outstanding Restricted Stock Units as of December 31, 2023
Armando Anido	47,000	10,000
Steven C. Gilman, Ph.D.	49,661	10,000
Ann F. Hanham, Ph.D.	48,529	10,000
David Hastings	47,747	10,000
Guy Macdonald	63,571	10,000
Philippe Tinmouth	42,500	10,000
Our non-employee directors are compensated in accordance with the following policy:
Each non-employee director receives an annual base cash retainer of $45,000 for such service, to be paid quarterly. In addition, the chairman of the Board receives an additional annual base cash retainer of $35,000, to be paid quarterly.
In addition, each member of a committee receives compensation for service on a committee as follows:
a.
The chairperson of the Audit Committee receives an annual cash retainer of $20,000 for this service, paid quarterly, and each of the other members of the Audit Committee receives an annual cash retainer of $10,000, paid quarterly.

b.
The chairperson of the Compensation Committee receives an annual cash retainer of $15,000 for this service, paid quarterly, and each of the other members of the Compensation Committee receive an annual cash retainer of $7,500, paid quarterly.

c.
The chairperson of the Nominating and Corporate Governance Committee receive an annual cash retainer of $10,000 for this service, paid quarterly, and each of the other members of the Nominating and Corporate Governance Committee receive an annual cash retainer of $5,000, paid quarterly.

The Board has established our non-employee director compensation policy with respect to equity grants to provide that each year on the first business day following the company’s annual meeting of stockholders, each non-employee director will automatically be granted a restricted stock unit to acquire 23,000 (prior to April 2024, 11,500) shares of the company’s common stock and an option to purchase 23,000 (prior to April 2024, 11,500) shares of the company’s common stock at an exercise price per share equal to the fair market value of a share of common stock on the date of grant. These annual grants will vest in full on the one-year anniversary of the grant date, provided that the non-employee director is providing continuous services on the applicable vesting date. If a new board member joins the Board, the director will be granted an initial restricted stock unit to acquire 46,000 (prior to April 2024, 23,000) shares of the company’s common stock and an initial option to purchase 46,000 (prior to April 2024, 23,000) shares of the company’s common stock at an exercise price per share equal to the fair market value of a share of common stock on the date of grant. These initial grants will vest over three years following the date of grant. One-third of the restricted stock units will vest each year on the anniversary of the date of grant. One-third of the options will vest on the first anniversary of the date of grant and the balance will vest in equal monthly installments over the remaining two-year period.
In addition, each non-employee director may elect to receive nonstatutory stock options in lieu of all or a portion of the cash compensation to which the non-employee director would otherwise be entitled to, as described above. Each non-employee director shall make their election prior to the period in which the compensation is to be earned. For each non-employee director electing to receive a nonstatutory stock option in lieu of such cash compensation, the date on which the nonstatutory stock options will be granted will be the date on which the cash compensation would otherwise have been earned, which is generally the first business day of each fiscal quarterly period, and the number of shares underlying such stock option will be determined by (i) dividing the cash compensation that the non-employee director elects to forgo in exchange for such nonstatutory stock options by 0.65, and (ii) dividing the result by the fair market value of a share of common stock on the date of grant. Each nonstatutory stock option granted in lieu of cash compensation pursuant to a non-employee director’s election will be 100% vested on the date of grant. After a non-employee director has elected to receive nonstatutory stock options in lieu of cash compensation, the option grants made to that non-employee director are awarded automatically pursuant to the previously described policy and no further action is required by the Board.

TRANSACTIONS WITH RELATED PERSONS
Related-Person Transactions Policy and Procedures
In February 2014, our board of directors adopted a policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock and any members of the immediate family of any of the foregoing persons are not permitted to enter into a related person transaction with us without the prior consent of our Audit Committee. Any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of any class of our common stock or any member of the immediate family of any of the foregoing persons in which the amount involved exceeds $120,000 and such person would have a direct or indirect interest must first be presented to our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee is to consider the material facts of the transaction, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.
Certain Relationships and Related Transactions
Other than compensation arrangements for our directors and named executive officers previously described, since January 1, 2022, the following are the only transactions with our directors and named executive officers to which we were a party or will be a party, in which:
•	the amounts involved exceeded or will exceed $120,000; and
•
any of our directors, executive officers, holders of more than 5% of our capital stock, or any affiliate of our directors, executive officers and holders of more than 5% of our capital stock, had or will have a direct or indirect material interest.

Participation in our April 2022 Public Offering
On April 22, 2022, we completed a public offering of our common stock and warrants pursuant to our effective shelf registration for gross proceeds of approximately $45.0 million. We sold an aggregate of (a) 3,333,333 shares of our common stock, par value $0.001 per share, (b) pre-funded warrants, in lieu of common stock, to purchase 11,666,667 shares of our common stock, par value $0.001 per share, and (c) warrants, which will accompany the common stock or pre-funded warrants, to purchase up to an aggregate of 15,000,000 shares of our common stock. The pre-funded warrants entitle the holders to purchase up to 11,666,667 shares of common stock and have an unlimited term and an exercise price of $0.001 per share. The warrants entitle the holders to purchase up to an aggregate of 15,000,000 shares of common stock and have a seven-year term and an exercise price of $3.45 per share. The warrants that accompany the pre-funded warrants have an additional provision entitling the holder thereof to purchase a pre-funded warrant rather than a share of common stock at the warrant exercise price less the exercise price of the pre-funded warrant purchased. Each warrant is exercisable immediately upon issuance, subject to certain limitations on beneficial ownership. The price to the public in the offering was $3.00 per share of common stock and accompanying warrants, or in the case of pre-funded warrants, $2.999 per pre-funded warrant and accompanying warrants. The following directors, executive officers, and holders of 5% of our common stock purchased shares of our common stock and warrants in our April 2022 public offering at the public offering price:
Name of Director, Executive Officer or 5% Stockholder	Number of Shares	Number of Warrants	Number of Pre-funded Warrants	Purchase Amount
Federated Hermes, Inc.	333,250	333,250	—	$999,750
Avidity Partners Management LP	—	11,666,667	11,666,667	$34,988,334
Scott Sukenick	3,500	3,500	—	$10,500

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials and Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or set of Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders, allows us to save money by reducing the number of documents we must print and mail and helps protect the environment as well.
Householding is available to both registered stockholders (i.e., those stockholders with certificates registered in their name) and street name holders (i.e., those stockholders who hold their shares through a brokerage).
If you are a registered stockholder and have consented to our mailing of proxy materials and other stockholder information only to one account in your household, as identified by you, we will deliver or mail a single copy of our Notice of Internet Availability of Proxy Materials or set of Annual Meeting materials, as applicable, for all registered stockholders residing at the same address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding,” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a Notice of Internet Availability of Proxy Materials or set of Annual Meeting materials, as applicable, please notify your broker or direct your written request to our Corporate Secretary at SCYNEXIS, Inc., 1 Evertrust Plaza, 13th Floor, Jersey City, New Jersey, 07302, or contact Scott Sukenick, General Counsel, at (201) 884-5485. A separate copy of a Notice of Internet Availability of Proxy Materials or set of Annual Meeting materials will then promptly be delivered to you. Stockholders who currently receive multiple copies of the Notice of Internet Availability of Proxy Materials or set of Annual Meeting materials, as applicable, at their address and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, to the extent permitted by SEC rules, on such matters in accordance with their best judgment.
By Order of the Board of Directors

/s/ Scott Sukenick
Scott Sukenick
Corporate Secretary and General Counsel
April 25, 2024
A copy of SCYNEXIS’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2023, is available on our website, www.scynexis.com. A printed copy is also available without charge upon written request to: Corporate Secretary at SCYNEXIS, Inc., 1 Evertrust Plaza, 13th Floor, Jersey City, New Jersey, 07302.

Appendix A
SCYNEXIS, INC.
2024 EQUITY INCENTIVE PLAN
ADOPTED BY THE BOARD OF DIRECTORS: April 12, 2024
APPROVED BY THE STOCKHOLDERS: [    ], 2024

A-i

1. GENERAL.
(a) Successor to Prior Plan. The Plan is the successor to the Prior Plan. As of the Effective Date, any Returning Shares will become available for issuance pursuant to Awards granted under this Plan as described in Section 2(a) below. All Awards granted under this Plan will be subject to the terms of this Plan.
(b) Plan Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.
(c) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.
(d) Adoption Date; Effective Date. The Plan will come into existence on the Adoption Date, but no Award may be granted prior to the Effective Date.
2. SHARES SUBJECT TO THE PLAN.
(a) Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed 11,810,683 shares, which number is the sum of: (i) 6,150,000 new shares, plus (ii) the number of Returning Shares, if any, as such shares become available from time to time.
(b) Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 11,810,683 shares.
(c) Share Reserve Operation.
(i) Limit Applies to Common Stock Issued Pursuant to Awards. For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.
(ii) Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve. The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued; and (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock).
(iii) Actions that Constitute Issuance of Common Stock and Reduce the Share Reserve. The following actions result in an issuance of shares under the Plan and accordingly reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award; and (2) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award, or any shares repurchased by the Company on the open market with the proceeds of the exercise or strike price of an Option or Stock Appreciation Right.
(iv) Reversion of Previously Issued Shares of Common Stock to Share Reserve. Any shares previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares will be added back to the Share Reserve and again become available for issuance under the Plan.

3. ELIGIBILITY AND LIMITATIONS.
(a) Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.
(b) Specific Award Limitations.
(i) Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).
(ii) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
(iii) Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (i) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (ii) the Option is not exercisable after the expiration of five years from the date of grant of such Option.
(iv) Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company (as such term is defined in Rule 405) unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A because the Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Awards otherwise comply with the distribution requirements of Section 409A.
(c) Aggregate Incentive Stock Option Limit. The aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the number of shares specified in Section 2(b).
(d) Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any calendar year, including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed (i) $750,000 in total value or (ii) in the event such Non-Employee Director is first appointed or elected to the Board during such fiscal year, $1,000,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes. For avoidance of doubt, compensation will count towards this limit for the fiscal year in which it was granted or earned, and not later when distributed, in the event it is deferred.
4. OPTIONS AND STOCK APPRECIATION RIGHTS.
Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
(a) Term. Subject to Section 3(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.
(b) Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.
(c) Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:
(i) by cash or check, bank draft or money order payable to the Company;
(ii) pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;
(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;
(iv) if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or
(v) in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.
(d) Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.
(e) Transferability. Options and SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:
(i) Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the

Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.
(ii) Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.
(f) Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.
(g) Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.
(h) Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, within such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):
(i) three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);
(ii) 12 months following the date of such termination if such termination is due to the Participant’s Disability;
(iii) 18 months following the date of such termination if such termination is due to the Participant’s death; or
(iv) 18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).
Following the date of such termination or death, as applicable, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in the terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.
(i) Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions); provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).

(j) Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.
(k) Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.
5. AWARDS OTHER THAN OPTIONS AND STOCK APPRECIATION RIGHTS.
(a) Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board. The terms and conditions of separate Restricted Stock Awards and RSU Awards need not be identical; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
(i) Form of Award.
(1) RSAs: To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.
(2) RSUs: A RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of a RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).
(ii) Consideration.
(1) RSA: A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of consideration (including future services) as the Board may determine and permissible under Applicable Law.
(2) RSU: Unless otherwise determined by the Board at the time of grant, a RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.
(iii) Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.

(iv) Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (i) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and (ii) any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.
(v) Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to an Award, as determined by the Board and contained in the applicable Award Agreement.
(vi) Settlement of RSU Awards. A RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.
(b) Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.
(c) Other Awards. Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.
6. ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.
(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan and the maximum number of shares by which the Share Reserve may annually increase pursuant to Section 2(a); (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(a); and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.
(b) Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions will apply to Awards in the event of a Corporate Transaction except as set forth in Section 11, if applicable, and unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.
(i) Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume or continue the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.
(ii) Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement or unless otherwise provided by the Board, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction. With respect to the vesting of Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction or such later date as required to comply with Section 409A of the Code.
(iii) Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.
(iv) Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.
(d) Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.
(e) No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares of Common Stock pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
7. ADMINISTRATION.
(a) Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.
(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i) To determine from time to time (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment.
(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Awards fully effective.
(iii) To settle all controversies regarding the Plan and Awards granted under it.
(iv) To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.
(v) To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Corporate Transaction, for reasons of administrative convenience.
(vi) To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.
(vii) To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(viii) To submit any amendment to the Plan for stockholder approval.
(ix) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the

Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(x) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.
(xi) To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant foreign jurisdiction).
(c) Delegation to Committee.
(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with any Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated. As of the Effective Date the Board has delegated administration of the Plan to the Compensation Committee.
(ii) Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available. In addition, the Board or the Committee, in its sole discretion, may delegate to a Committee who need not be Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.
(d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
(e) Delegation to Other Person or Body. The Board or any Committee may delegate to one or more persons or bodies the authority to do one or more of the following to the extent permitted by Applicable Law: (i) designate recipients, other than Officers, of Options and SARs (and, to the extent permitted by Applicable Law, other Awards), provided that no person or body may be delegated authority to grant an Award to themself; (ii) determine the number of shares of Common Stock subject to such Awards; and (iii) determine the terms of such Awards; provided, however, that the Board or Committee action regarding such delegation will fix the terms of such delegation in accordance with Applicable Law, including without limitation Sections 152 and 157 of the Delaware General Corporation Law. Unless provided otherwise in the Board or Committee action regarding such delegation, each Award granted pursuant to this section will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, with any modifications necessary to incorporate or reflect the terms of such Award. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate authority to any person or body (who is not a Director or that is not comprised solely of Directors, respectively) the authority to determine the Fair Market Value pursuant to Section 14(bb)(iii).

(f) Cancellation and Re-Grant of Awards. Neither the Board nor any Committee will have the authority to (i) reduce the exercise or strike price of any outstanding Option or SAR or (ii) cancel any outstanding Option or SAR that has an exercise or strike price (per share) greater than the then-current Fair Market Value of the Common Stock in exchange for cash or other Awards under the Plan, unless the stockholders of the Company have approved such an action within 12 months prior to such an event.
(g) Dividends and Dividend Equivalents. Notwithstanding any other provision in this Plan, (i) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested under the terms of such Award Agreement, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of such Award Agreement (including, but not limited to, any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to the Company on the date, if any, such shares are forfeited to or repurchased by the Company due to a failure to meet any vesting conditions under the terms of such Award Agreement.
8. TAX WITHHOLDING
(a) Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy any U.S. federal, state, local and/or foreign tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.
(b) Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. federal, state, local and/or foreign tax or social insurance withholding obligations relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; or (vi) by such other method as may be set forth in the Award Agreement.
(c) No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service.

(d) Withholding Indemnification. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligations in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.
9. MISCELLANEOUS.
(a) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.
(b) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.
(c) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
(d) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.
(e) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.
(f) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
(g) Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.

(h) Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award, the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.
(i) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with the following, to the extent applicable and permissible under Applicable Laws (i) the Company’s Incentive Compensation Recoupment Policy adopted on November 15, 2023, as amended from time to time; (ii) any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by Applicable Law; and (iii) any other clawback policy that the Company otherwise adopts. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.
(j) Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.
(k) Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or an Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of Restricted Stock Award and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.
(l) Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.
(m) Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals will be made in accordance with the requirements of Section 409A.
(n) Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.
(o) Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.
10. COVENANTS OF THE COMPANY.
(a) Compliance with Law. The Company will seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.
11. ADDITIONAL RULES FOR AWARDS SUBJECT TO SECTION 409A.
(a) Application. Unless the provisions of this Section of the Plan are expressly superseded by the provisions in the form of Award Agreement, the provisions of this Section shall apply and shall supersede anything to the contrary set forth in the Award Agreement for a Non-Exempt Award.
(b) Non-Exempt Awards Subject to Non-Exempt Severance Arrangements. To the extent a Non-Exempt Award is subject to Section 409A due to application of a Non-Exempt Severance Arrangement, the following provisions of this subsection (b) apply.
(i) If the Non-Exempt Award vests in the ordinary course during the Participant’s Continuous Service in accordance with the vesting schedule set forth in the Award Agreement, and does not accelerate vesting under the terms of a Non-Exempt Severance Arrangement, in no event will the shares be issued in respect of such Non-Exempt Award any later than the later of: (i) December 31st of the calendar year that includes the applicable vesting date, or (ii) the 60th day that follows the applicable vesting date.
(ii) If vesting of the Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with the Participant’s Separation from Service, and such vesting acceleration provisions were in effect as of the date of grant of the Non-Exempt Award and, therefore, are part of the terms of such Non-Exempt Award as of the date of grant, then the shares will be earlier issued in settlement of such Non-Exempt Award upon the Participant’s Separation from Service in accordance with the terms of the Non-Exempt Severance Arrangement, but in no event later than the 60th day that follows the date of the Participant’s Separation from Service. However, if at the time the shares would otherwise be issued the Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of such Participant’s Separation from Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.
(iii) If vesting of a Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with a Participant’s Separation from Service, and such vesting acceleration provisions were not in effect as of the date of grant of the Non-Exempt Award and, therefore, are not a part of the terms of such Non-Exempt Award on the date of grant, then such acceleration of vesting of the Non-Exempt Award shall not accelerate the issuance date of the shares, but the shares shall instead be issued on the same schedule as set forth in the Grant Notice as if they had vested in the ordinary course during the Participant’s Continuous Service, notwithstanding the vesting acceleration of the Non-Exempt Award. Such issuance schedule is intended to satisfy the requirements of payment on a specified date or pursuant to a fixed schedule, as provided under Treasury Regulations Section 1.409(a)(4).

(c) Treatment of Non-Exempt Awards Upon a Corporate Transaction for Employees and Consultants. The provisions of this subsection (c) shall apply and shall supersede anything to the contrary set forth in the Plan with respect to the permitted treatment of any Non-Exempt Award in connection with a Corporate Transaction if the Participant was either an Employee or Consultant upon the applicable date of grant of the Non-Exempt Award.
(i) Vested Non-Exempt Awards. The following provisions shall apply to any Vested Non-Exempt Award in connection with a Corporate Transaction:
(1) If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Vested Non-Exempt Award. Upon the Section 409A Change in Control the settlement of the Vested Non-Exempt Award will automatically be accelerated and the shares will be immediately issued in respect of the Vested Non-Exempt Award. Alternatively, the Company may instead provide that the Participant will receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control.
(2) If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute each Vested Non-Exempt Award. The shares to be issued in respect of the Vested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of the Fair Market Value of the shares made on the date of the Corporate Transaction.
(ii) Unvested Non-Exempt Awards. The following provisions shall apply to any Unvested Non-Exempt Award unless otherwise determined by the Board pursuant to subsection (e) of this Section.
(1) In the event of a Corporate Transaction, the Acquiring Entity shall assume, continue or substitute any Unvested Non-Exempt Award. Unless otherwise determined by the Board, any Unvested Non-Exempt Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of any Unvested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value of the shares made on the date of the Corporate Transaction.
(2) If the Acquiring Entity will not assume, substitute or continue any Unvested Non-Exempt Award in connection with a Corporate Transaction, then such Award shall automatically terminate and be forfeited upon the Corporate Transaction with no consideration payable to any Participant in respect of such forfeited Unvested Non-Exempt Award. Notwithstanding the foregoing, to the extent permitted and in compliance with the requirements of Section 409A, the Board may in its discretion determine to elect to accelerate the vesting and settlement of the Unvested Non-Exempt Award upon the Corporate Transaction, or instead substitute a cash payment equal to the Fair Market Value of such shares that would otherwise be issued to the Participant, as further provided in subsection (e)(ii) below. In the absence of such discretionary election by the Board, any Unvested Non-Exempt Award shall be forfeited without payment of any consideration to the affected Participants if the Acquiring Entity will not assume, substitute or continue the Unvested Non-Exempt Awards in connection with the Corporate Transaction.
(3) The foregoing treatment shall apply with respect to all Unvested Non-Exempt Awards upon any Corporate Transaction, and regardless of whether or not such Corporate Transaction is also a Section 409A Change in Control.

(d) Treatment of Non-Exempt Awards Upon a Corporate Transaction for Non-Employee Directors. The following provisions of this subsection (d) shall apply and shall supersede anything to the contrary that may be set forth in the Plan with respect to the permitted treatment of a Non-Exempt Director Award in connection with a Corporate Transaction.
(i) If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Non-Exempt Director Award. Upon the Section 409A Change in Control the vesting and settlement of any Non-Exempt Director Award will automatically be accelerated and the shares will be immediately issued to the Participant in respect of the Non-Exempt Director Award. Alternatively, the Company may provide that the Participant will instead receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control pursuant to the preceding provision.
(ii) If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute the Non-Exempt Director Award. Unless otherwise determined by the Board, the Non-Exempt Director Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of the Non-Exempt Director Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value made on the date of the Corporate Transaction.
(e) If the RSU Award is a Non-Exempt Award, then the provisions in this Section 11(e) shall apply and supersede anything to the contrary that may be set forth in the Plan or the Award Agreement with respect to the permitted treatment of such Non-Exempt Award:
(i) Any exercise by the Board of discretion to accelerate the vesting of a Non-Exempt Award shall not result in any acceleration of the scheduled issuance dates for the shares in respect of the Non-Exempt Award unless earlier issuance of the shares upon the applicable vesting dates would be in compliance with the requirements of Section 409A.
(ii)  The Company explicitly reserves the right to earlier settle any Non-Exempt Award to the extent permitted and in compliance with the requirements of Section 409A, including pursuant to any of the exemptions available in Treasury Regulations Section 1.409(j)(4)(ix).
(iii) To the extent the terms of any Non-Exempt Award provide that it will be settled upon a Change in Control or Corporate Transaction, to the extent it is required for compliance with the requirements of Section 409A, the Change in Control or Corporate Transaction event triggering settlement must also constitute a Section 409A Change in Control. To the extent the terms of a Non-Exempt Award provide that it will be settled upon a termination of employment or termination of Continuous Service, to the extent it is required for compliance with the requirements of Section 409A, the termination event triggering settlement must also constitute a Separation from Service. However, if at the time the shares would otherwise be issued to a Participant in connection with a “separation from service” such Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of the Participant’s Separation from Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.
(iv) The provisions in this subsection (e) for delivery of the shares in respect of the settlement of a RSU Award that is a Non-Exempt Award are intended to comply with the requirements of Section 409A so that the delivery of the shares to the Participant in respect of such Non-Exempt Award will not trigger the additional tax imposed under Section 409A, and any ambiguities herein will be so interpreted.
12. SEVERABILITY.
If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
13. TERMINATION OF THE PLAN.
The Board may suspend or terminate the Plan at any time.
No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date, or (ii) the Effective Date.
No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
14. DEFINITIONS.
As used in the Plan, the following definitions apply to the capitalized terms indicated below:
(a) “Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Corporate Transaction.
(b) “Adoption Date” means the date the Plan is first approved by the Board or Compensation Committee.
(c) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(d) “Applicable Law” means any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).
(e) “Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a RSU Award, a SAR, a Performance Award or any Other Award).
(f) “Award Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided, including through electronic means, to a Participant along with the Grant Notice.
(g) “Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.
(h) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(i) “Cause” has the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company or any of its employees or directors; (iii) such Participant’s material violation of any contract or agreement between the Participant and the Company, the Company’s employment policies or of any statutory or other duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; (v) such Participant’s gross misconduct; (vi) such Participant’s failure or refusal to comply with a material directive from the Board, the Participant’s supervisor or, if applicable, the board of directors of any Affiliate; or (vii) such Participant’s breach of a fiduciary duty to the Company. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.
(j) “Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events; provided, however, to the extent necessary to avoid adverse personal income tax consequences to a Participant in connection with an Award, such transaction also constitutes a Section 409A Change in Control:
(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;
(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or
(iv) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.
Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.
(k) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(l) “Committee” means the Compensation Committee and any other committee of one or more Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.
(m) “Common Stock” means the common stock of the Company.
(n) “Company” means SCYNEXIS, Inc., a Delaware corporation.
(o) “Compensation Committee” means the Compensation Committee of the Board.
(p) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.
(q) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409(h) (without regard to any alternative definition thereunder).
(r) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i) a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;
(ii) a sale or other disposition of at least 50% of the outstanding securities of the Company;
(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(s) “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.
(t) “Director” means a member of the Board.
(u) “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(v) “Effective Date” means the date on which the Plan was approved by the Company’s stockholders.
(w) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(x) “Employer” means the Company or the Affiliate of the Company that employs the Participant.
(y) “Entity” means a corporation, partnership, limited liability company or other entity.
(z) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(aa) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company, or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.
(bb) “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:
(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
(ii) If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing sales price on the last preceding date for which such quotation exists.
(iii) In the absence of such exchange or market for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
(cc) “Governmental Body” means any: (i) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) federal, state, local, municipal, foreign or other government; (iii) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any tax authority) or other body exercising similar powers or authority; or (iv) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).

(dd) “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.
(ee) “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(ff) “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option or SAR that may be exercised; (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.
(gg) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
(hh) “Non-Exempt Award” means any Award that is subject to, and not exempt from, Section 409A, including as the result of (i) a deferral of the issuance of the shares subject to the Award which is elected by the Participant or imposed by the Company, or (ii) the terms of any Non-Exempt Severance Arrangement.
(ii) “Non-Exempt Director Award” means a Non-Exempt Award granted to a Participant who was a Director but not an Employee on the applicable grant date.
(jj) “Non-Exempt Severance Arrangement” means a severance arrangement or other agreement between the Participant and the Company that provides for acceleration of vesting of an Award and issuance of the shares in respect of such Award upon the Participant’s termination of employment or separation from service (as such term is defined in Section 409A(a)(2)(A)(i) of the Code (and without regard to any alternative definition thereunder) (“Separation from Service”) and such severance benefit does not satisfy the requirements for an exemption from application of Section 409A provided under Treasury Regulations Section 1.409(b)(4), 1.409(b)(9) or otherwise.
(kk) “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.
(ll) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(mm) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
(nn) “Option Agreement” means a written or electronic agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided including through electronic means, to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.
(oo) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(pp) “Other Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 5(c).
(qq) “Other Award Agreement” means a written or electronic agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.
(rr) “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(ss) “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
(tt) “Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.
(uu) “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; preclinical development related compound goals; financing; regulatory milestones, including approval of a compound; stockholder liquidity; corporate governance and compliance; product commercialization; intellectual property; personnel matters; progress of internal research or clinical programs; progress of partnered programs; partner satisfaction; budget management; clinical achievements; completing phases of a clinical trial (including the treatment phase); announcing or presenting preliminary or final data from clinical trials, in each case, whether on particular timelines or generally; timely completion of clinical trials; submission of INDs and NDAs and other regulatory achievements; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; research progress, including the development of programs; investor relations, analysts and communication; manufacturing achievements (including obtaining particular yields from manufacturing runs and other measurable objectives related to process development activities); strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors); supply chain achievements (including establishing relationships with manufacturers or suppliers of active pharmaceutical ingredients and other component materials and manufacturers of the Company’s products); co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the Board or Committee.
(vv) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the applicable Award Agreement or the written terms of a Performance Award.
(ww) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of, or any payment under, an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.
(xx) “Plan” means this SCYNEXIS, Inc. 2024 Equity Incentive Plan, as amended from time to time.
(yy) “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day-to-day operations of the Plan and the Company’s other equity incentive programs.
(zz) “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(h).
(aaa) “Prior Plan” means collectively the SCYNEXIS, Inc. 2014 Equity Incentive Plan, the SCYNEXIS, Inc. 2009 Stock Option Plan, and the SCYNEXIS, Inc. Stock Option Plan as they have been amended (or amended and restated) from time to time as applicable.
(bbb) “Prospectus” means the document containing the Plan information specified in Section 10(a) of the Securities Act.
(ccc)  “Restricted Stock Award” or “RSA” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).
(ddd) “Restricted Stock Award Agreement” means a written or electronic agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided including by electronic means, to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.
(eee) “Returning Shares” means shares subject to outstanding stock awards granted under the Prior Plan and that following the Effective Date: (A) are not issued because such stock award or any portion thereof expires or otherwise terminates without all of the shares covered by such stock award having been issued; (B) are not issued because such stock award or any portion thereof is settled in cash; (C) are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares; (D) are withheld or reacquired to satisfy the exercise, strike or purchase price; or (E) are withheld or reacquired to satisfy a tax withholding obligation.

(fff) “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).
(ggg) “RSU Award Agreement” means a written or electronic agreement between the Company and a holder of a RSU Award evidencing the terms and conditions of a RSU Award. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided including by electronic means, to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.
(hhh) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(iii) “Rule 405” means Rule 405 promulgated under the Securities Act.
(jjj) “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.
(kkk) “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2) (A)(v) of the Code and Treasury Regulations Section 1.409(i)(5) (without regard to any alternative definition thereunder).
(lll) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
(mmm) “Share Reserve” means the number of shares of Common Stock available for issuance under the Plan as set forth in Section 2(a), subject to adjustment pursuant to Section 6(a) in connection with Capitalization Adjustments.
(nnn) “SAR Agreement” means a written agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.
(ooo) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4.
(ppp) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.
(qqq) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.
(rrr) “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.
(sss) “Unvested Non-Exempt Award” means the portion of any Non-Exempt Award that had not vested in accordance with its terms upon or prior to the date of any Corporate Transaction.
(ttt) “Vested Non-Exempt Award” means the portion of any Non-Exempt Award that had vested in accordance with its terms upon or prior to the date of a Corporate Transaction.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 18, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SCYX2024**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 18, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominees

01) David Angulo, M.D.
02) Armando Anido
03) Steven C. Gilman, Ph.D.
04) Ann F. Hanham, Ph.D.
05) David Hastings
06) Guy Macdonald
07) Philippe Tinmouth

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000645196_1 R1.0.0.6

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com

SCYNEXIS, INC.
Annual Meeting of Stockholders
June 19, 2024 9:30 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) David Angulo and Scott Sukenick, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of SCYNEXIS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 AM, EDT on June 19, 2024, at www.virtualshareholdermeeting.com/SCYX2024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000645196_2 R1.0.0.6